                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of Separate Account IMO of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Separate Account IMO of Allmerica Financial Life Insurance and Annuity Company at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
March 26, 2004

SEPARATE ACCOUNT IMO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

                                                                                     AIT             AIT              AIT
                                                                                    CORE           EQUITY          GOVERNMENT
                                                                                   EQUITY           INDEX             BOND
                                                                                   SERVICE         SERVICE          SERVICE
                                                                                   SHARES         SHARES (b)         SHARES
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      221,155   $    2,243,035   $      589,938
                                                                               --------------   --------------   --------------
  Total assets ............................................................           221,155        2,243,035          589,938

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $      221,155   $    2,243,035   $      589,938
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $      221,155   $    2,243,035   $      589,938
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $      196,539   $    2,176,413   $      595,368
Underlying Fund shares held ...............................................           141,043          914,405          534,364

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................           257,729        2,796,277          504,909
 Net asset value per unit, December 31, 2003 ..............................    $     0.858097   $     0.802145   $     1.168413

                                                                                                     AIT
                                                                                     AIT            SELECT             AIT
                                                                                    MONEY           CAPITAL          SELECT
                                                                                   MARKET        APPRECIATION        GROWTH
                                                                                   SERVICE          SERVICE          SERVICE
                                                                                   SHARES           SHARES         SHARES (b)
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $    4,371,338   $      639,443   $    1,136,419
                                                                               --------------   --------------   --------------
  Total assets ............................................................         4,371,338          639,443        1,136,419

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $    4,371,338   $      639,443   $    1,136,419
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $    4,371,338   $      639,443   $    1,136,419
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $    4,371,338   $      548,840   $    1,124,479
Underlying Fund shares held ...............................................         4,371,338          300,914          790,278

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................         3,850,535          554,139        1,967,151
 Net asset value per unit, December 31, 2003 ..............................    $     1.135240   $     1.153931   $     0.577783

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                    AIT              AIT              AIT
                                                                                   SELECT           SELECT           SELECT
                                                                                INTERNATIONAL     INVESTMENT         VALUE
                                                                                   EQUITY        GRADE INCOME      OPPORTUNITY
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                 SHARES (b)       SHARES (b)         SHARES
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      916,001   $    1,748,627   $      728,766
                                                                               --------------   --------------   --------------
  Total assets ............................................................           916,001        1,748,627          728,766

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $      916,001   $    1,748,627   $      728,766
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $      916,001   $    1,748,627   $      728,766
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $      927,158   $    1,755,272   $      612,855
Underlying Fund shares held ...............................................           826,716        1,562,669          355,495

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................         1,191,327        1,312,006          424,496
 Net asset value per unit, December 31, 2003 ..............................    $     0.768906   $     1.332794   $     1.716762

                                                                                  AIM V.I.         AIM V.I.         AIM V.I.
                                                                                 AGGRESSIVE         BASIC             BLUE
                                                                                   GROWTH           VALUE             CHIP
                                                                                  SERIES I        SERIES II         SERIES I
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      213,090   $      178,177   $      106,334
                                                                               --------------   --------------   --------------
  Total assets ............................................................           213,090          178,177          106,334

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $      213,090   $      178,177   $      106,334
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $      213,090   $      178,177   $      106,334
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $      193,304   $      142,570   $       98,737
Underlying Fund shares held ...............................................            20,122           16,793           16,185

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................           250,115          174,650          132,696
 Net asset value per unit, December 31, 2003 ..............................    $     0.851981   $     1.020198   $     0.801332

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                                                    ALLIANCE-
                                                                                   AIM V.I.       AIM V.I.         BERNSTEIN
                                                                                   CAPITAL        PREMIER          GROWTH &
                                                                                 DEVELOPMENT       EQUITY           INCOME
                                                                                  SERIES II       SERIES I        CLASS B (a)
                                                                               --------------   -------------    --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $        1,871   $      270,124   $      726,286
                                                                               --------------   --------------   --------------
  Total assets ............................................................             1,871          270,124          726,286

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $        1,871   $      270,124   $      726,286
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $        1,871   $      270,124   $      726,286
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $        1,628   $      259,795   $      649,480
Underlying Fund shares held ...............................................               148           13,353           33,593

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................             1,852          346,628          756,261
 Net asset value per unit, December 31, 2003 ..............................    $     1.010397   $     0.779297   $     0.960364

                                                                                  ALLIANCE-        ALLIANCE-
                                                                                  BERNSTEIN        BERNSTEIN       ALLIANCE-
                                                                                  PREMIER          SMALL CAP       BERNSTEIN
                                                                                   GROWTH           VALUE          TECHNOLOGY
                                                                                 CLASS B (a)        CLASS B        CLASS B (a)
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      500,964   $       25,756   $       15,680
                                                                               --------------   --------------   --------------
  Total assets ............................................................           500,964           25,756           15,680

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $      500,964   $       25,756   $       15,680
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $      500,964   $       25,756   $       15,680
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $      470,180   $       19,829   $       13,932
Underlying Fund shares held ...............................................            23,486            1,781            1,093

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................           680,116           21,913           15,942
 Net asset value per unit, December 31, 2003 ..............................    $     0.736597   $     1.175373   $     0.983541

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                                  DELAWARE         DELAWARE
                                                                                  ALLIANCE-          VIP              VIP
                                                                                  BERNSTEIN        GROWTH        INTERNATIONAL
                                                                                    VALUE       OPPORTUNITIES    VALUE EQUITY
                                                                                   CLASS B      SERVICE CLASS    SERVICE CLASS
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       17,666   $        8,885   $      103,201
                                                                               --------------   --------------   --------------
  Total assets ............................................................            17,666            8,885          103,201

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ............................................................      $       17,666   $        8,885   $      103,201
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       17,666   $        8,885   $      103,201
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       14,922   $        7,604   $       80,385
Underlying Fund shares held ...............................................             1,583              630            6,594

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            16,190            8,611           89,427
 Net asset value per unit, December 31, 2003 ..............................    $     1.091153   $     1.031792   $     1.154022

                                                                                  FIDELITY
                                                                                    VIP                            FIDELITY
                                                                                   ASSET                              VIP
                                                                                   MANAGER         FIDELITY       CONTRAFUND
                                                                                   SERVICE            VIP           SERVICE
                                                                                 CLASS 2 (a)    CONTRAFUND (a)    CLASS 2 (a)
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       95,165   $      215,078   $       79,237
                                                                               --------------   --------------   --------------
  Total assets ............................................................            95,165          215,078           79,237

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $       95,165   $      215,078   $       79,237
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       95,165   $      215,078   $       79,237
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       89,600   $      182,988   $       66,587
Underlying Fund shares held ...............................................             6,669            9,299            3,456

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            91,073          193,131           71,590
 Net asset value per unit, December 31, 2003 ..............................    $     1.044940   $     1.113641   $     1.106824

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                                   FIDELITY
                                                                                 FIDELITY            VIP            FIDELITY
                                                                                   VIP             GROWTH &            VIP
                                                                               EQUITY-INCOME      INCOME (a)         GROWTH
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $    1,737,090   $       83,845   $      813,230
                                                                               --------------   --------------   --------------
  Total assets ............................................................         1,737,090           83,845          813,230

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $    1,737,090   $       83,845   $      813,230
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $    1,737,090   $       83,845   $      813,230
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $    1,539,275   $       74,006   $      844,844
Underlying Fund shares held ...............................................            74,939            6,323           26,199

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................         1,541,021           85,362        1,196,643
 Net asset value per unit, December 31, 2003 ..............................    $     1.127225   $     0.982227   $     0.679593

                                                                                  FIDELITY
                                                                                     VIP
                                                                                   GROWTH
                                                                                OPPORTUNITIES     FIDELITY         FIDELITY
                                                                                  SERVICE           VIP              VIP
                                                                                 CLASS 2 (a)     HIGH INCOME      MID CAP (a)
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $        6,650   $      446,283   $      155,195
                                                                               --------------   --------------   --------------
  Total assets ............................................................             6,650          446,283          155,195

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $        6,650   $      446,283   $      155,195
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $        6,650   $      446,283   $      155,195
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $        5,884   $      409,300   $      122,123
Underlying Fund shares held ...............................................               444           64,213            6,424

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................             7,154          490,569          119,387
 Net asset value per unit, December 31, 2003 ..............................    $     0.929549   $     0.909720   $     1.299935

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                                                    FIDELITY
                                                                                  FIDELITY                            VIP
                                                                                    VIP                              VALUE
                                                                                   MID CAP         FIDELITY        STRATEGIES
                                                                                   SERVICE           VIP            SERVICE
                                                                                 CLASS 2 (a)       OVERSEAS        CLASS 2 (a)
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       34,537   $      146,579   $       31,878
                                                                               --------------   --------------   --------------
  Total assets ............................................................            34,537          146,579           31,878

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $       34,537   $      146,579   $       31,878
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       34,537   $      146,579   $       31,878
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       25,761   $      113,229   $       27,171
Underlying Fund shares held ...............................................             1,441            9,402            2,560

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            28,860          158,182           26,806
 Net asset value per unit, December 31, 2003 ..............................    $     1.196710   $     0.926644   $     1.189193

                                                                                                    FT VIP
                                                                                   FT VIP          FRANKLIN
                                                                                  FRANKLIN        LARGE CAP
                                                                                 GROWTH AND         GROWTH
                                                                                   INCOME         SECURITIES
                                                                                  CLASS 2           CLASS 2
                                                                               --------------   -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       10,086   $       27,569
                                                                               --------------   --------------
  Total assets ............................................................            10,086           27,569

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $       10,086   $       27,569
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       10,086   $       27,569
                                                                               ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $        8,924   $       22,156
Underlying Fund shares held ...............................................               705            1,988

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            10,940           26,255
 Net asset value per unit, December 31, 2003 ..............................    $     0.921908   $     1.050035

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                                    FT VIP
                                                                                                   FRANKLIN          FT VIP
                                                                                   FT VIP          SMALL CAP         MUTUAL
                                                                                  FRANKLIN           VALUE           SHARES
                                                                                  SMALL CAP       SECURITIES       SECURITIES
                                                                                   CLASS 2          CLASS 2          CLASS 2
                                                                                -------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      483,309   $       32,205   $      155,090
                                                                               --------------   --------------   --------------
  Total assets ............................................................           483,309           32,205          155,090

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $      483,309   $       32,205   $      155,090
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $      483,309   $       32,205   $      155,090
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $      416,112   $       26,022   $      136,979
Underlying Fund shares held ...............................................            27,729            2,542           10,416

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................           526,949           30,415          141,616
 Net asset value per unit, December 31, 2003 ..............................    $     0.917189   $     1.058854   $     1.095132


                                                                                   FT VIP
                                                                                 TEMPLETON
                                                                                  FOREIGN          INVESCO
                                                                                 SECURITIES          VIF
                                                                                  CLASS 2          DYNAMICS
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       68,668   $       51,820
                                                                               --------------   --------------
  Total assets ............................................................            68,668           51,820

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $       68,668   $       51,820
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       68,668   $       51,820
                                                                               ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       56,124   $       45,391
Underlying Fund shares held ...............................................             5,610            4,403

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            65,568           67,803
 Net asset value per unit, December 31, 2003 ..............................    $     1.047266   $     0.764276

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                                    JANUS
                                                                                                    ASPEN            JANUS
                                                                                   INVESCO        GROWTH AND         ASPEN
                                                                                     VIF            INCOME           GROWTH
                                                                                    HEALTH          SERVICE         SERVICE
                                                                                   SCIENCES         SHARES           SHARES
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      146,239   $      144,594   $      697,411
                                                                               --------------   --------------   --------------
  Total assets ............................................................           146,239          144,594          697,411

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $      146,239   $      144,594   $      697,411
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $      146,239   $      144,594   $      697,411
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $      131,797   $      136,599   $      678,878
Underlying Fund shares held ...............................................             8,323           10,176           36,629

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................           147,495          167,767        1,182,360
 Net asset value per unit, December 31, 2003 ..............................    $     0.991483   $     0.861875   $     0.589856

                                                                                    JANUS           JANUS
                                                                                    ASPEN           ASPEN
                                                                                INTERNATIONAL      MID CAP
                                                                                   GROWTH           GROWTH
                                                                                   SERVICE         SERVICE
                                                                                   SHARES         SHARES (a)
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       29,428   $       18,596
                                                                               --------------   --------------
  Total assets ............................................................            29,428           18,596

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $       29,428   $       18,596
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       29,428   $       18,596
                                                                               ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       24,396   $       15,882
Underlying Fund shares held ...............................................             1,286              883

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            35,037           24,718
 Net asset value per unit, December 31, 2003 ..............................    $     0.839907   $     0.752319

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                    MFS               MFS            MFS
                                                                                   MID CAP            NEW           TOTAL
                                                                                   GROWTH          DISCOVERY        RETURN
                                                                                   SERVICE          SERVICE         SERVICE
                                                                                    CLASS            CLASS           CLASS
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       19,838   $       12,196   $       71,441
                                                                               --------------   --------------   --------------
  Total assets ............................................................            19,838           12,196           71,441

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $       19,838   $       12,196   $       71,441
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       19,838   $       12,196   $       71,441
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $      603,496   $       10,199   $       65,234
Underlying Fund shares held ...............................................             3,241              881            3,675

Units outstanding and net asset value per unit:

 Units outstanding, December 31, 2003 .....................................            20,259           12,117           66,461
 Net asset value per unit, December 31, 2003 ..............................    $     0.979200   $     1.006540   $     1.074933

                                                                                                  OPPENHEIMER
                                                                                     MFS            CAPITAL
                                                                                  UTILITIES      APPRECIATION
                                                                                   SERVICE          SERVICE
                                                                                    CLASS           SHARES
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $        5,126   $       81,039
                                                                               --------------   --------------
  Total assets ............................................................             5,126           81,039

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $        5,126   $       81,039
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $        5,126   $       81,039
                                                                               ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $        4,190   $       66,803
Underlying Fund shares held ...............................................               323            2,347

Units outstanding and net asset value per unit:

 Units outstanding, December 31, 2003 .....................................             4,475           78,231
 Net asset value per unit, December 31, 2003 ..............................    $     1.145390   $     1.035892

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                 OPPENHEIMER      OPPENHEIMER     OPPENHEIMER
                                                                                    GLOBAL           HIGH            MAIN
                                                                                  SECURITIES        INCOME          STREET
                                                                                   SERVICE          SERVICE         SERVICE
                                                                                    SHARES           SHARES        SHARES (a)
                                                                               --------------   --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       58,233   $       33,200   $        8,943
                                                                               --------------   --------------   --------------
  Total assets.. ..........................................................            58,233           33,200            8,943

LIABILITIES:                                                                                -                -                -
                                                                               --------------   --------------   --------------
  Net assets ..............................................................    $       58,233   $       33,200   $        8,943
                                                                               ==============   ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       58,233   $       33,200   $        8,943
                                                                               ==============   ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       46,138   $       29,563   $        7,965
Underlying Fund shares held ...............................................             2,333            3,870              468

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            52,452           28,073            8,705
 Net asset value per unit, December 31, 2003 ..............................    $     1.110226   $     1.182623   $     1.027383

                                                                                 OPPENHEIMER       PIONEER
                                                                                   MULTIPLE        EMERGING
                                                                                  STRATEGIES       MARKETS
                                                                                   SERVICE           VCT
                                                                                    SHARES         CLASS II
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $        7,132   $       60,391
                                                                               --------------   --------------
  Total assets ............................................................             7,132           60,391

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $        7,132   $       60,391
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $        7,132   $       60,391
                                                                               ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $        6,220   $       41,566
Underlying Fund shares held ...............................................               449            3,497

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................             6,317           39,743
 Net asset value per unit, December 31, 2003 ..............................    $     1.129123   $     1.519540

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                                   PIONEER
                                                                                                     HIGH
                                                                                  PIONEER           YIELD
                                                                                  FUND VCT           VCT
                                                                                  CLASS II         CLASS II
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       79,622   $       91,580
                                                                               --------------   --------------
  Total assets ............................................................            79,622           91,580

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $       79,622   $       91,580
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       79,622   $       91,580
                                                                               ==============   ==============
Investments in shares of the Underlying Funds, at cost ....................    $       71,450   $       82,962
Underlying Fund shares held ...............................................             4,267            7,998

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            88,034           66,922
 Net asset value per unit, December 31, 2003 ..............................    $     0.904442   $     1.354761

                                                                                   PIONEER         SCUDDER
                                                                                 REAL ESTATE      TECHNOLOGY
                                                                                    SHARES          GROWTH
                                                                                     VCT          SERIES II
                                                                                  CLASS II         CLASS A
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $      117,722   $      231,537
                                                                               --------------   --------------
  Total assets ............................................................           117,722          231,537

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $      117,722   $      231,537
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $      117,722   $      231,537
                                                                               ==============   ==============
Investments in shares of the Underlying Funds, at cost ....................    $       98,489   $      242,402
Underlying Fund shares held ...............................................             6,346           26,192

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            78,874          502,854
 Net asset value per unit, December 31, 2003 ..............................    $     1.492551   $     0.460385

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

December 31, 2003

                                                                                  SCUDDER
                                                                                  VIT EAFE          SCUDDER
                                                                                   EQUITY          VIT SMALL
                                                                                  INDEX (a)      CAP INDEX (a)
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       40,095   $       79,824
                                                                               --------------   --------------
  Total assets ............................................................            40,095           79,824

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $       40,095   $       79,824
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       40,095   $       79,824
                                                                               ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       36,764   $      260,938
Underlying Fund shares held ...............................................             4,884            6,522

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 .....................................            47,078           68,281
 Net asset value per unit, December 31, 2003 ..............................    $     0.851663   $     1.169050

                                                                                     SVS
                                                                                   DREMAN
                                                                                  FINANCIAL        T. ROWE
                                                                                  SERVICES          PRICE
                                                                                  SERIES II      INTERNATIONAL
                                                                                   CLASS A          STOCK
                                                                               --------------   --------------
ASSETS:
Investments in shares of the Underlying Funds, at market value ............    $       39,543   $      729,262
                                                                               --------------   --------------
  Total assets ............................................................            39,543          729,262

LIABILITIES:                                                                                -                -
                                                                               --------------   --------------
  Net assets ..............................................................    $       39,543   $      729,262
                                                                               ==============   ==============

Net asset distribution by category:
 Allmerica VUL 2001, Allmerica Select Life Plus and
  Allmerica Select Survivorship VUL .......................................    $       39,543   $      729,262
                                                                               ==============   ==============

Investments in shares of the Underlying Funds, at cost ....................    $       33,353   $      689,986
Underlying Fund shares held ...............................................             3,207           61,077

Units outstanding and net asset value per unit:
 Units outstanding, December 31, 2003 ....................................             33,700        1,041,270
 Net asset value per unit, December 31, 2003 .............................     $     1.173417   $     0.700366

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003

                                                                                    AIT              AIT              AIT
                                                                                    CORE           EQUITY          GOVERNMENT
                                                                                   EQUITY           INDEX             BOND
                                                                                   SERVICE         SERVICE          SERVICE
                                                                                   SHARES         SHARES (b)        SHARES
                                                                               --------------   --------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................    $        1,477   $       23,788   $       23,057
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................            (1,012)         (35,102)           1,153
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................            (1,012)         (35,102)           1,153
 Net unrealized gain (loss) ...............................................            41,174          482,894          (15,628)
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................            40,162          447,792          (14,475)
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       41,639   $      471,580   $        8,582
                                                                               ==============   ==============   ==============

                                                                                                     AIT
                                                                                    AIT             SELECT           AIT
                                                                                   MONEY            CAPITAL         SELECT
                                                                                  MARKET         APPRECIATION       GROWTH
                                                                                  SERVICE           SERVICE         SERVICE
                                                                                   SHARES           SHARES         SHARES (b)
                                                                               --------------   --------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................    $       34,440   $            -   $          442
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................               343                -                -
 Net realized gain (loss) from sales of investments .......................                 -          (16,152)        (102,880)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               343          (16,152)        (102,880)
 Net unrealized gain (loss) ...............................................                 -          182,825          332,470
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................               343          166,673          229,590
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       34,783   $      166,673   $      230,032
                                                                               ==============   ==============   ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                     AIT             AIT              AIT
                                                                                   SELECT          SELECT           SELECT
                                                                                INTERNATIONAL     INVESTMENT         VALUE
                                                                                   EQUITY        GRADE INCOME     OPPORTUNITY
                                                                                   SERVICE         SERVICE          SERVICE
                                                                                 SHARES (b)       SHARES (b)         SHARES
                                                                               --------------   --------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................    $        6,332   $       74,940   $          768
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -            1,866
 Net realized gain (loss) from sales of investments .......................           (51,577)           2,830           (9,239)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................           (51,577)           2,830           (7,373)
 Net unrealized gain (loss) ...............................................           249,275          (29,770)         220,096
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................           197,698          (26,940)         212,723
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $      204,030   $       48,000   $      213,491
                                                                               ==============   ==============   ==============

                                                                                   AIM V.I.         AIM V.I.        AIM V.I.
                                                                                 AGGRESSIVE          BASIC            BLUE
                                                                                   GROWTH            VALUE            CHIP
                                                                                  SERIES I         SERIES II        SERIES I
                                                                               --------------   --------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................    $            -   $            -   $            -
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................            (6,602)           2,237           (1,057)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................            (6,602)           2,237           (1,057)
 Net unrealized gain (loss) ...............................................            41,963           37,317           19,035
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................            35,361           39,554           17,978
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       35,361   $       39,554   $       17,978
                                                                               ==============   ==============   ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                                                   ALLIANCE-
                                                                                  AIM V.I.         AIM V.I.        BERNSTEIN
                                                                                  CAPITAL          PREMIER         GROWTH &
                                                                                DEVELOPMENT         EQUITY          INCOME
                                                                                 SERIES II         SERIES I        CLASS B (a)
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $            -   $          741   $        5,153
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................               212           (6,046)         (10,363)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               212           (6,046)         (10,363)
 Net unrealized gain (loss) ...............................................               719           55,125          176,059
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................               931           49,079          165,696
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $          931   $       49,820   $      170,849
                                                                               ==============   ==============   ==============

                                                                                  ALLIANCE-        ALLIANCE-
                                                                                  BERNSTEIN        BERNSTEIN       ALLIANCE-
                                                                                  PREMIER          SMALL CAP       BERNSTEIN
                                                                                   GROWTH            VALUE         TECHNOLOGY
                                                                                 CLASS B (a)        CLASS B        CLASS B (a)
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $            -   $          108   $            -
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -              287                -
 Net realized gain (loss) from sales of investments .......................            (3,036)             733              584
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................            (3,036)           1,020              584
 Net unrealized gain (loss) ...............................................            87,167            5,866            2,341
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................            84,131            6,886            2,925
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       84,131   $        6,994   $        2,925
                                                                               ==============   ==============   ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                                   DELAWARE        DELAWARE
                                                                                  ALLIANCE-           VIP             VIP
                                                                                  BERNSTEIN         GROWTH       INTERNATIONAL
                                                                                    VALUE        OPPORTUNITIES   VALUE EQUITY
                                                                                   CLASS B       SERVICE CLASS   SERVICE CLASS
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $          108   $            -   $        2,006
                                                                               --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -            2,060
 Net realized gain (loss) from sales of investments .......................               313             (790)           1,428
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               313             (790)           3,488
 Net unrealized gain (loss) ...............................................             3,039            3,409           29,154
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................             3,352            2,619           32,642
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $        3,460   $        2,619   $       34,648
                                                                               ==============   ==============   ==============

                                                                                  FIDELITY
                                                                                     VIP                           FIDELITY
                                                                                    ASSET                            VIP
                                                                                   MANAGER         FIDELITY       CONTRAFUND
                                                                                   SERVICE           VIP           SERVICE
                                                                                 CLASS 2 (a)    CONTRAFUND (a)   CLASS 2 (a)
                                                                               --------------   --------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................    $        2,518   $          625   $          173
                                                                               --------------   --------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -               -
 Net realized gain (loss) from sales of investments .......................              (368)             222              21
                                                                               --------------   --------------   -------------
  Net realized gain (loss) ................................................              (368)             222              21
 Net unrealized gain (loss) ...............................................            11,070           40,794          15,234
                                                                               --------------   --------------   -------------
  Net realized and unrealized gain (loss) .................................            10,702           41,016          15,255
                                                                               --------------   --------------   -------------
  Net increase (decrease) in net assets from operations ...................    $       13,220   $       41,641   $      15,428
                                                                               ==============   ==============   =============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                  FIDELITY       FIDELITY VIP       FIDELITY
                                                                                     VIP           GROWTH &            VIP
                                                                                EQUITY-INCOME     INCOME (a)         GROWTH
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $       22,641   $          756   $        1,723
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................           (39,303)             456          (70,008)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................           (39,303)             456          (70,008)
 Net unrealized gain (loss) ...............................................           406,538           13,711          257,247
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................           367,235           14,167          187,239
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $      389,876   $       14,923   $      188,962
                                                                               ==============   ==============   ==============

                                                                                  FIDELITY
                                                                                     VIP
                                                                                   GROWTH
                                                                                OPPORTUNITIES     FIDELITY         FIDELITY
                                                                                   SERVICE          VIP               VIP
                                                                                 CLASS 2 (a)     HIGH INCOME      MID CAP (a)
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends ...............................................................    $           31   $       27,071   $          417
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................               458             (368)           1,271
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               458             (368)           1,271
 Net unrealized gain (loss) ...............................................             1,173           68,470           38,173
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................             1,631           68,102           39,444
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $        1,662   $       95,173   $       39,861
                                                                               ==============   ==============   ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                                                    FIDELITY
                                                                                   FIDELITY                            VIP
                                                                                     VIP                              VALUE
                                                                                   MID CAP         FIDELITY        STRATEGIES
                                                                                   SERVICE            VIP            SERVICE
                                                                                  CLASS 2 (a)      OVERSEAS        CLASS 2 (a)
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $           60   $          596   $            -
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -              153
 Net realized gain (loss) from sales of investments .......................               829              911              710
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               829              911              863
 Net unrealized gain (loss) ...............................................             8,875           41,075            5,133
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................             9,704           41,986            5,996
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $        9,764   $       42,582   $        5,996
                                                                               ==============   ==============   ==============

                                                                                                    FT VIP
                                                                                   FT VIP          FRANKLIN
                                                                                  FRANKLIN         LARGE CAP
                                                                                 GROWTH AND         GROWTH
                                                                                   INCOME         SECURITIES
                                                                                   CLASS 2          CLASS 2
                                                                               --------------   -------------
INVESTMENT INCOME:
 Dividends ................................................................    $          269   $          174
                                                                               --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -
 Net realized gain (loss) from sales of investments .......................              (547)             721
                                                                               --------------   --------------
   Net realized gain (loss) ...............................................              (547)             721
 Net unrealized gain (loss) ...............................................             2,188            6,164
                                                                               --------------   --------------
  Net realized and unrealized gain (loss) .................................             1,641            6,885
                                                                               --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $        1,910   $        7,059
                                                                               ==============   ==============

(a) Name changed. See Note 1.
(b) Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                                   FT VIP
                                                                                                  FRANKLIN           FT VIP
                                                                                   FT VIP         SMALL CAP          MUTUAL
                                                                                  FRANKLIN          VALUE            SHARES
                                                                                  SMALL CAP       SECURITIES       SECURITIES
                                                                                   CLASS 2          CLASS 2          CLASS 2
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $            -   $           44   $        1,314
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................           (26,304)             236              106
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................           (26,304)             236              106
 Net unrealized gain (loss) ...............................................           136,436            6,535           28,103
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................           110,132            6,771           28,209
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $      110,132   $        6,815   $       29,523
                                                                               ==============   ==============   ==============

                                                                                   FT VIP
                                                                                 TEMPLETON                          INVESCO
                                                                                   FOREIGN        INVESCO             VIF
                                                                                 SECURITIES         VIF             HEALTH
                                                                                   CLASS 2        DYNAMICS         SCIENCES
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $          913   $            -   $            -
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................                (9)             131             (480)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................                (9)             131             (480)
 Net unrealized gain (loss) ...............................................            14,705           12,744           30,538
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................            14,696           12,875           30,058
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       15,609   $       12,875   $       30,058
                                                                               ==============   ==============   ==============

                                                                                   JANUS
                                                                                   ASPEN
                                                                                 GROWTH AND
                                                                                  INCOME
                                                                                  SERVICE
                                                                                   SHARES
                                                                                -------------
INVESTMENT INCOME:
 Dividends ................................................................    $          598
                                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -
 Net realized gain (loss) from sales of investments .......................            (1,093)
                                                                               --------------
  Net realized gain (loss) ................................................            (1,093)
 Net unrealized gain (loss) ...............................................            26,658
                                                                               --------------
  Net realized and unrealized gain (loss) .................................            25,565
                                                                               --------------
  Net increase (decrease) in net assets from operations ...................    $       26,163
                                                                               ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                                    JANUS           JANUS
                                                                                   JANUS            ASPEN           ASPEN
                                                                                   ASPEN         INTERNATIONAL      MID CAP
                                                                                  GROWTH            GROWTH          GROWTH
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                   SHARES           SHARES         SHARES (a)
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $            -   $          231   $            -
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................           (20,726)          (1,921)             114
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................           (20,726)          (1,921)             114
 Net unrealized gain (loss) ...............................................           171,362            8,864            4,564
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................           150,636            6,943            4,678
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $      150,636   $        7,174   $        4,678
                                                                               ==============   ==============   ==============

                                                                                    MFS              MFS              MFS
                                                                                  MID CAP            NEW             TOTAL
                                                                                   GROWTH         DISCOVERY          RETURN
                                                                                  SERVICE          SERVICE          SERVICE
                                                                                   CLASS            CLASS             CLASS
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $            -   $            -   $          615
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................               623              455              362
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               623              455              362
 Net unrealized gain (loss) ...............................................             3,593            2,509            6,178
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................             4,216            2,964            6,540
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $        4,216   $        2,964   $        7,155
                                                                               ==============   ==============   ==============


                                                                                                  OPPENHEIMER
                                                                                     MFS            CAPITAL
                                                                                  UTILITIES      APPRECIATION
                                                                                   SERVICE         SERVICE
                                                                                    CLASS           SHARES
                                                                               --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $          114   $          178
                                                                               --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -
 Net realized gain (loss) from sales of investments .......................               340            1,615
                                                                               --------------   --------------
  Net realized gain (loss) ................................................               340            1,615
 Net unrealized gain (loss) ...............................................             1,202           14,097
                                                                               --------------   --------------
  Net realized and unrealized gain (loss) .................................             1,542           15,712
                                                                               --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $        1,656   $       15,890
                                                                               ==============   ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                 OPPENHEIMER      OPPENHEIMER     OPPENHEIMER
                                                                                   GLOBAL            HIGH             MAIN
                                                                                 SECURITIES         INCOME           STREET
                                                                                   SERVICE         SERVICE          SERVICE
                                                                                   SHARES           SHARES         SHARES (a)
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $          150   $        1,435   $           47
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................               425              575              170
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               425              575              170
 Net unrealized gain (loss) ...............................................            12,991            3,239            1,449
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................            13,416            3,814            1,619
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       13,566   $        5,249   $        1,666
                                                                               ==============   ==============   ==============

                                                                                 OPPENHEIMER      PIONEER
                                                                                  MULTIPLE        EMERGING
                                                                                 STRATEGIES        MARKETS          PIONEER
                                                                                  SERVICE            VCT            FUND VCT
                                                                                   SHARES         CLASS II          CLASS II
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $          171   $          145   $          577
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................               351            1,862           (1,348)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................               351            1,862           (1,348)
 Net unrealized gain (loss) ...............................................               879           19,082           15,007
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................             1,230           20,944           13,659
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $        1,401   $       21,089   $       14,236
                                                                               ==============   ==============   ==============

                                                                                  PIONEER
                                                                                    HIGH
                                                                                   YIELD
                                                                                    VCT
                                                                                  CLASS II
                                                                               --------------
INVESTMENT INCOME:
 Dividends ................................................................    $        8,198
                                                                               --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -
 Net realized gain (loss) from sales of investments .......................            (3,767)
                                                                               --------------
  Net realized gain (loss) ................................................            (3,767)
 Net unrealized gain (loss) ...............................................            29,651
                                                                               --------------
  Net realized and unrealized gain (loss) .................................            25,884
                                                                               --------------
  Net increase (decrease) in net assets from operations ...................    $       34,082
                                                                               ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

For the Year Ended December 31, 2003

                                                                                   PIONEER         SCUDDER
                                                                                 REAL ESTATE      TECHNOLOGY        SCUDDER
                                                                                   SHARES           GROWTH          VIT EAFE
                                                                                     VCT          SERIES II         EQUITY
                                                                                   CLASS II        CLASS A          INDEX (a)
                                                                                -------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $        4,607   $            -   $        1,279
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -                -
 Net realized gain (loss) from sales of investments .......................             1,400          (30,912)            (431)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................             1,400          (30,912)            (431)
 Net unrealized gain (loss) ...............................................            22,860           91,763            9,428
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................            24,260           60,851            8,997
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       28,867   $       60,851   $       10,276
                                                                               ==============   ==============   ==============

                                                                                                     SVS
                                                                                                    DREMAN
                                                                                                  FINANCIAL         T. ROWE
                                                                                   SCUDDER         SERVICES          PRICE
                                                                                  VIT SMALL       SERIES II      INTERNATIONAL
                                                                                CAP INDEX (a)      CLASS A           STOCK
                                                                               --------------   --------------   --------------
INVESTMENT INCOME:
 Dividends ................................................................    $          540   $          447   $        7,833
                                                                               --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsors ......................                 -                -              603
 Net realized gain (loss) from sales of investments .......................             2,557              303          (27,550)
                                                                               --------------   --------------   --------------
  Net realized gain (loss) ................................................             2,557              303          (26,947)
 Net unrealized gain (loss) ...............................................            23,042            7,312          190,451
                                                                               --------------   --------------   --------------
  Net realized and unrealized gain (loss) .................................            25,599            7,615          163,504
                                                                               --------------   --------------   --------------
  Net increase (decrease) in net assets from operations ...................    $       26,139   $        8,062   $      171,337
                                                                               ==============   ==============   ==============

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                               AIT EQUITY
                                                                                AIT CORE                          INDEX
                                                                             EQUITY SERVICE                      SERVICE
                                                                                 SHARES                         SHARES(b)

                                                                         YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                           2003           2002           2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       1,477   $         892   $      23,788   $      14,303
  Net realized gain (loss) .........................................         (1,012)         (4,636)        (35,102)         31,501
  Net unrealized gain (loss) .......................................         41,174         (15,905)        482,894        (340,607)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         41,639         (19,649)        471,580        (294,803)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         73,708          77,028         395,262       1,238,193
  Terminations .....................................................         (1,714)              -         (71,448)        (53,219)
  Mortality and expense risk fees ..................................           (511)           (267)         (4,167)         (2,387)
  Insurance and other charges ......................................        (28,212)        (19,744)       (258,881)       (198,469)
  Transfers between sub-accounts (including fixed account), net ....          9,990          40,370         425,787         154,342
  Other transfers from (to) the General Account ....................            678             406          (6,924)             24
  Net increase (decrease) in investment by Sponsor .................         (1,640)              -               -               -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         52,299          97,793         479,629       1,138,484
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         93,938          78,144         951,209         843,681

NET ASSETS:
 Beginning of year .................................................        127,217          49,073       1,291,826         448,145
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $     221,155   $     127,217   $   2,243,035   $   1,291,826
                                                                      =============   =============   =============   =============

                                                                                   AIT
                                                                                GOVERNMENT
                                                                               BOND SERVICE
                                                                                  SHARES

                                                                          YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $      23,057   $      11,151
  Net realized gain (loss) .........................................          1,153             518
  Net unrealized gain (loss) .......................................        (15,628)         10,718
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............          8,582          22,387
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        150,277         208,393
  Terminations .....................................................         (2,711)              -
  Mortality and expense risk fees ..................................         (1,662)           (677)
  Insurance and other charges ......................................        (87,391)        (47,835)
  Transfers between sub-accounts (including fixed account), net ....         47,068         254,317
  Other transfers from (to) the General Account ....................           (789)            (56)
  Net increase (decrease) in investment by Sponsor .................         (2,313)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...        102,479         414,142
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................        111,061         436,529

NET ASSETS:
 Beginning of year .................................................        478,877          42,348
                                                                      -------------   -------------
 End of year .......................................................  $     589,938   $     478,877
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                  AIT
                                                                              MONEY MARKET                      AIT  SELECT
                                                                                SERVICE                    CAPITAL APPRECIATION
                                                                                SHARES                       SERVICE SHARES

                                                                        YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                          2003            2002            2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $      34,440   $      52,610   $           -   $          -
  Net realized gain (loss) .........................................            343               -         (16,152)        (29,281)
  Net unrealized gain (loss) .......................................              -               -         182,825         (79,792)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         34,783          52,610         166,673        (109,073)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................      1,433,009       6,257,795         148,677         177,529
  Terminations .....................................................        (77,519)        (45,194)        (43,911)        (30,186)
  Mortality and expense risk fees ..................................        (10,611)         (8,610)         (1,460)         (1,293)
  Insurance and other charges ......................................       (725,354)       (669,013)        (86,459)        (81,809)
  Transfers between sub-accounts (including fixed account), net ....        (55,980)     (4,144,433)         26,932          77,459
  Other transfers from (to) the General Account ....................        (44,305)        (84,160)           (682)         (2,065)
  Net increase (decrease) in investment by Sponsor .................              -               -               -               -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...        519,240       1,306,385          43,097         139,635
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................        554,023       1,358,995         209,770          30,562

NET ASSETS:
  Beginning of year ................................................      3,817,315       2,458,320         429,673         399,111
                                                                      -------------   -------------   -------------   -------------
  End of year ......................................................  $   4,371,338   $   3,817,315   $     639,443   $     429,673
                                                                      =============   =============   =============   =============

                                                                                 AIT
                                                                                SELECT
                                                                                GROWTH
                                                                                SERVICE
                                                                               SHARES (b)

                                                                         YEAR ENDED DECEMBER 31,
                                                                      ------------------------------
                                                                          2003            2002
                                                                      -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         442   $       1,036
  Net realized gain (loss) .........................................       (102,880)        (41,289)
  Net unrealized gain (loss) .......................................        332,470        (144,858)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............        230,032        (185,111)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        238,665         185,436
  Terminations .....................................................       (127,977)         (8,914)
  Mortality and expense risk fees ..................................         (2,814)         (1,570)
  Insurance and other charges ......................................       (191,508)        (93,296)
  Transfers between sub-accounts (including fixed account), net ....        451,719         124,853
  Other transfers from (to) the General Account ....................         (8,657)         (2,320)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...        359,428         204,189
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................        589,460          19,078

NET ASSETS:
  Beginning of year ................................................        546,959         527,881
                                                                      -------------   -------------
  End of year ......................................................  $   1,136,419   $     546,959
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                               AIT SELECT                      AIT SELECT
                                                                         INTERNATIONAL EQUITY           INVESTMENT GRADE INCOME
                                                                               SHARES (b)                 SERVICE SHARES (b)

                                                                         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                          2003            2002            2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
   Net investment income (loss) ....................................  $       6,332   $       9,827   $      74,940   $      48,678
   Net realized gain (loss) ........................................        (51,577)        (19,008)          2,830             881
   Net unrealized gain (loss) ......................................        249,275        (113,700)        (29,770)         21,976
                                                                      -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets from operations ...........        204,030        (122,881)         48,000          71,535
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
   Net premiums ....................................................        197,335         223,921         381,693         496,368
   Terminations ....................................................        (61,425)         (4,998)        (68,173)        (18,009)
   Mortality and expense risk fees .................................         (2,334)         (1,754)         (4,423)         (2,517)
   Insurance and other charges .....................................       (128,306)        (98,076)       (256,013)       (157,378)
   Transfers between sub-accounts (including fixed account), net ...         98,512         183,974         486,709         236,297
   Other transfers from (to) the General Account ...................         (6,939)            355          (3,511)           (371)
   Net increase (decrease) in investment by Sponsor ................              -               -               -               -
                                                                      -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets from policy transactions ..         96,843         303,422         536,282         554,390
                                                                      -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets ...........................        300,873         180,541         584,282         625,925

NET ASSETS:
 Beginning of year .................................................        615,128         434,587       1,164,345         538,420
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $     916,001   $     615,128   $   1,748,627   $   1,164,345
                                                                      =============   =============   =============   =============

                                                                                  AIT
                                                                              SELECT VALUE
                                                                               OPPORTUNITY
                                                                                 SERVICE
                                                                                 SHARES

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003          2002
                                                                      -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         768   $       3,690
  Net realized gain (loss) .........................................         (7,373)         31,280
  Net unrealized gain (loss) .......................................        220,096        (136,873)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............        213,491        (101,903)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        183,969         277,016
  Terminations .....................................................       (121,065)        (41,295)
  Mortality and expense risk fees ..................................         (1,851)         (1,545)
  Insurance and other charges ......................................        (129,350)      (118,706)
  Transfers between sub-accounts (including fixed account), net ....         20,138         117,937
  Other transfers from (to) the General Account ....................         (4,078)         (5,706)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...        (52,237)        227,701
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................        161,254         125,798

NET ASSETS:
 Beginning of year .................................................        567,512         441,714
                                                                      -------------   -------------
 End of year .......................................................  $     728,766   $     567,512
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                 AIM V.I.
                                                                               AGGRESSIVE                      AIM V.I.
                                                                                 GROWTH                         BASIC
                                                                                SERIES I                        VALUE
                                                                                                              SERIES II
                                                                        YEAR ENDED DECEMBER 31,           YEAR          PERIOD
                                                                      -----------------------------      ENDED        FROM 5/1/02*
                                                                          2003             2002         12/31/03       TO 12/31/02
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -   $           -   $           -
  Net realized gain (loss) .........................................         (6,602)         (3,397)          2,237            (306)
  Net unrealized gain (loss) .......................................         41,963         (22,601)         37,317          (1,710)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         35,361         (25,998)         39,554          (2,016)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         60,384          76,617          41,633          37,369
  Terminations .....................................................         (2,014)              -               -               -
  Mortality and expense risk fees ..................................           (493)           (319)           (377)            (84)
  Insurance and other charges ......................................        (29,390)        (23,033)        (24,741)         (9,525)
  Transfers between sub-accounts (including fixed account), net ....         (1,001)        111,309           8,598          89,668
  Other transfers from (to) the General Account ....................         (3,112)             71          (1,606)           (394)
  Net increase (decrease) in investment by Sponsor .................         (1,678)              -          (1,902)          2,000
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         22,696         164,645          21,605         119,034
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         58,057         138,647          61,159         117,018

NET ASSETS:
 Beginning of year .................................................        155,033          16,386         117,018               -
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $     213,090   $     155,033   $     178,177   $     117,018
                                                                      =============   =============   =============   =============

                                                                                 AIM V.I.
                                                                                  BLUE
                                                                                  CHIP
                                                                                SERIES I

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
    Net investment income (loss) ...................................  $           -   $           -
    Net realized gain (loss) .......................................         (1,057)         (3,635)
    Net unrealized gain (loss) .....................................         19,035         (12,420)
                                                                      -------------   -------------
    Net increase (decrease) in net assets from operations ..........         17,978         (16,055)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         48,218          51,188
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................           (234)           (164)
  Insurance and other charges ......................................        (23,122)        (19,401)
  Transfers between sub-accounts (including fixed account), net ....          6,007            (322)
  Other transfers from (to) the General Account ....................            (19)            102
  Net increase (decrease) in investment by Sponsor .................         (1,556)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         29,294          31,403
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         47,272          15,348

NET ASSETS:
  Beginning of year ................................................         59,062          43,714
                                                                      -------------   -------------
  End of year ......................................................  $     106,334   $      59,062
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                              AIM V.I.
                                                                              AIM V.I.                        PREMIER
                                                                               CAPITAL                         EQUITY
                                                                             DEVELOPMENT                      SERIES I
                                                                              SERIES II
                                                                         YEAR        PERIOD                YEAR ENDED DECEMBER 31,
                                                                        ENDED        FROM 5/1/02*       ---------------------------
                                                                      12/31/03       TO 12/31/02           2003           2002
                                                                      ---------      ----------         -------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -   $         741   $         760
  Net realized gain (loss) .........................................            212              (7)         (6,046)         (8,860)
  Net unrealized gain (loss) .......................................            719            (476)         55,125         (47,268)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............            931            (483)         49,820         (55,368)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................            437           1,010          80,854         104,606
  Terminations .....................................................              -               -          (7,859)         (3,601)
  Mortality and expense risk fees ..................................             (5)             (1)           (631)           (464)
  Insurance and other charges ......................................           (169)            (55)        (45,899)        (39,293)
  Transfers between sub-accounts (including fixed account), net ....             (1)            190           4,387          70,681
  Other transfers from (to) the General Account ....................              1               -            (288)         (1,713)
  Net increase (decrease) in investment by Sponsor .................         (1,984)          2,000          (1,507)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         (1,721)          3,144          29,057         130,216
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................           (790)          2,661          78,877          74,848

NET ASSETS:
 Beginning of year .................................................          2,661               -         191,247         116,399
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $       1,871   $       2,661   $     270,124   $     191,247
                                                                      =============   =============   =============   =============

                                                                               ALLIANCE-
                                                                              BERNSTEIN
                                                                               GROWTH &
                                                                                INCOME
                                                                              CLASS B (a)

                                                                        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       5,153   $       2,273
  Net realized gain (loss) .........................................        (10,363)        (16,199)
  Net unrealized gain (loss) .......................................        176,059        (106,538)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............        170,849        (120,464)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        212,543         315,610
  Terminations .....................................................         (8,412)        (48,904)
  Mortality and expense risk fees ..................................         (1,830)         (1,289)
  Insurance and other charges ......................................       (114,001)        (91,578)
  Transfers between sub-accounts (including fixed account), net ....        (19,285)        245,695
  Other transfers from (to) the General Account ....................         (5,868)          1,381
  Net increase (decrease) in investment by Sponsor .................         (1,833)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         61,314         420,915
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................        232,163         300,451

NET ASSETS:
 Beginning of year .................................................        494,123         193,672
                                                                       -------------   -------------
 End of year .......................................................  $     726,286   $     494,123
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                               ALLIANCE-
                                                                               BERNSTEIN                      ALLIANCE-
                                                                                PREMIER                       BERNSTEIN
                                                                                GROWTH                        SMALL CAP
                                                                              CLASS B (a)                       VALUE
                                                                                                               CLASS B
                                                                         YEAR ENDED DECEMBER 31,          YEAR           PERIOD
                                                                      ------------------------------      ENDED       FROM 5/1/02*
                                                                           2003            2002         12/31/03      TO 12/31/02
                                                                      ---------------   ------------   ------------   ----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -   $         108   $           3
  Net realized gain (loss) .........................................         (3,036)         (5,420)          1,020            (108)
  Net unrealized gain (loss) .......................................         87,167         (58,066)          5,866              61
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         84,131         (63,486)          6,994             (44)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        138,328         153,518           8,737           4,373
  Terminations .....................................................         (5,275)         (3,476)           (405)              -
  Mortality and expense risk fees ..................................         (1,206)           (590)            (54)             (9)
  Insurance and other charges ......................................        (71,425)        (46,823)         (3,691)         (1,155)
  Transfers between sub-accounts (including fixed account), net ....         70,445         170,928           2,728           8,114
  Other transfers from (to) the General Account ....................         (1,072)             16             459             (27)
  Net increase (decrease) in investment by Sponsor .................         (1,436)              -          (2,264)          2,000
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...        128,359         273,573           5,510          13,296
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................        212,490         210,087          12,504          13,252

NET ASSETS:
 Beginning of year .................................................        288,474          78,387          13,252               -
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $     500,964   $     288,474   $      25,756   $      13,252
                                                                      =============   =============   =============   =============


                                                                                ALLIANCE-
                                                                                BERNSTEIN
                                                                               TECHNOLOGY
                                                                               CLASS B (a)
                                                                          YEAR           PERIOD
                                                                         ENDED         FROM 5/1/02*
                                                                        12/31/03       TO 12/31/02
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -
  Net realized gain (loss) .........................................            584             (93)
  Net unrealized gain (loss) .......................................          2,341            (593)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............          2,925            (686)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          3,149           1,924
  Terminations .....................................................           (792)              -
  Mortality and expense risk fees ..................................            (21)             (1)
  Insurance and other charges ......................................         (1,671)           (455)
  Transfers between sub-accounts (including fixed account), net ....         10,896             175
  Other transfers from (to) the General Account ....................            181              (2)
  Net increase (decrease) in investment by Sponsor .................         (1,942)          2,000
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          9,800           3,641
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         12,725           2,955

NET ASSETS:
 Beginning of year .................................................          2,955               -
                                                                      -------------   -------------
 End of year .......................................................  $      15,680   $       2,955
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                DELAWARE
                                                                                                                  VIP
                                                                                 ALLIANCE-                      GROWTH
                                                                                 BERNSTEIN                   OPPORTUNITIES
                                                                                   VALUE                     SERVICE CLASS
                                                                                   CLASS B
                                                                          YEAR            PERIOD          YEAR ENDED DECEMBER 31,
                                                                          ENDED        FROM 5/1/02*   -----------------------------
                                                                        12/31/03      TO 12/31/02         2003            2002
                                                                       -----------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         108   $           3   $           -   $         759
  Net realized gain (loss) .........................................            313             (35)           (790)           (642)
  Net unrealized gain (loss) .......................................          3,039            (295)          3,409          (2,741)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          3,460            (327)          2,619          (2,624)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          6,253           2,399           3,590           4,357
  Terminations .....................................................              -               -               -               -
  Mortality and expense risk fees ..................................            (33)             (3)            (22)            (23)
  Insurance and other charges ......................................         (2,071)           (677)         (1,628)         (2,051)
  Transfers between sub-accounts (including fixed account), net ....          4,798           3,485          (3,225)          2,450
  Other transfers from (to) the General Account ....................            476               -               -              75
  Net increase (decrease) in investment by Sponsor .................         (2,094)          2,000          (2,018)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          7,329           7,204          (3,303)          4,808
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         10,789           6,877            (684)          2,184

NET ASSETS:
 Beginning of year .................................................          6,877               -           9,569           7,385
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      17,666   $       6,877   $       8,885   $       9,569
                                                                      =============   =============   =============   =============

                                                                               DELAWARE
                                                                                 VIP
                                                                            INTERNATIONAL
                                                                             VALUE EQUITY
                                                                            SERVICE CLASS

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       2,006   $         849
  Net realized gain (loss) .........................................          3,488            (192)
  Net unrealized gain (loss) .......................................         29,154          (6,247)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         34,648          (5,590)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          8,833           9,562
  Terminations .....................................................         (2,382)              -
  Mortality and expense risk fees ..................................           (281)            (98)
  Insurance and other charges ......................................         (9,436)         (3,448)
  Transfers between sub-accounts (including fixed account), net ....         24,231          43,692
  Other transfers from (to) the General Account ....................           (122)            (39)
  Net increase (decrease) in investment by Sponsor .................         (2,205)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         18,638          49,669
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         53,286          44,079

NET ASSETS:
 Beginning of year .................................................         49,915           5,836
                                                                      -------------   -------------
 End of year .......................................................  $     103,201   $      49,915
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                              FIDELITY
                                                                                 VIP
                                                                                ASSET
                                                                               MANAGER                       FIDELITY
                                                                               SERVICE                          VIP
                                                                             CLASS 2 (a)                    CONTRAFUND (a)

                                                                         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                          2003            2002            2003           2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       2,518   $       1,627   $         625   $         665
  Net realized gain (loss) .........................................           (368)         (1,568)            222          (2,045)
  Net unrealized gain (loss) .......................................         11,070          (6,255)         40,794         (10,386)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         13,220          (6,196)         41,641         (11,766)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         25,911          25,293          41,569          43,455
  Terminations .....................................................              -               -            (278)              -
  Mortality and expense risk fees ..................................           (262)           (207)           (412)           (312)
  Insurance and other charges ......................................        (17,350)        (15,170)        (26,050)        (19,021)
  Transfers between sub-accounts (including fixed account), net ....          7,755          35,759          28,013          54,859
  Other transfers from (to) the General Account ....................              -              23           4,801          (2,391)
  Net increase (decrease) in investment by Sponsor .................         (2,031)              -          (2,174)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         14,023          45,698          45,469          76,590
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         27,243          39,502          87,110          64,824

NET ASSETS:
 Beginning of year .................................................         67,922          28,420         127,968          63,144
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      95,165   $      67,922   $     215,078   $     127,968
                                                                      =============   =============   =============   =============

                                                                               FIDELITY
                                                                                 VIP
                                                                              CONTRAFUND
                                                                                SERVICE
                                                                              CLASS 2 (a)

                                                                       YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         173   $          42
  Net realized gain (loss) .........................................             21          (3,025)
  Net unrealized gain (loss) .......................................         15,234          (2,643)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         15,428          (5,626)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         26,940          43,879
  Terminations .....................................................           (736)        (32,859)
  Mortality and expense risk fees ..................................           (189)            (86)
  Insurance and other charges ......................................        (12,135)         (7,000)
  Transfers between sub-accounts (including fixed account), net ....          2,775          46,132
  Other transfers from (to) the General Account ....................           (337)            (60)
  Net increase (decrease) in investment by Sponsor .................         (2,161)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         14,157          50,006
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         29,585          44,380

NET ASSETS:
 Beginning of year .................................................         49,652           5,272
                                                                      -------------   -------------
 End of year .......................................................  $      79,237   $      49,652
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                FIDELITY                     FIDELITY VIP
                                                                                   VIP                         GROWTH &
                                                                              EQUITY-INCOME                   INCOME (a)

                                                                         YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   --------------------------
                                                                          2003            2002           2003          2002
                                                                      -------------   -------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $      22,641   $      10,475   $         756   $         388
  Net realized gain (loss) .........................................        (39,303)         (8,438)            456          (1,449)
  Net unrealized gain (loss) .......................................        406,538        (214,333)         13,711          (5,339)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............        389,876        (212,296)         14,923          (6,400)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        457,370         604,848          24,687          38,633
  Terminations .....................................................        (77,777)        (43,750)              -               -
  Mortality and expense risk fees ..................................         (4,020)         (2,510)           (211)           (134)
  Insurance and other charges ......................................       (247,946)       (198,604)        (15,618)        (11,575)
  Transfers between sub-accounts (including fixed account), net ....        (66,354)        594,373           5,768          11,530
  Other transfers from (to) the General Account ....................         (2,100)           (390)           (276)              8
  Net increase (decrease) in investment by Sponsor .................              -               -          (1,906)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         59,173         953,967          12,444          38,462
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................        449,049         741,671          27,367          32,062

NET ASSETS:
 Beginning of year .................................................      1,288,041         546,370          56,478          24,416
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $   1,737,090   $   1,288,041   $      83,845   $      56,478
                                                                      =============   =============   =============   =============

                                                                               FIDELITY
                                                                                 VIP
                                                                                GROWTH

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       1,723   $       1,378
  Net realized gain (loss) .........................................        (70,008)        (52,882)
  Net unrealized gain (loss) .......................................        257,247        (189,499)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............        188,962        (241,003)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        217,463         284,343
  Terminations .....................................................        (27,515)        (32,930)
  Mortality and expense risk fees ..................................         (2,119)         (1,926)
  Insurance and other charges ......................................       (147,469)       (138,026)
  Transfers between sub-accounts (including fixed account), net ....        (64,100)        191,593
  Other transfers from (to) the General Account ....................          2,276          (1,262)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...        (21,464)        301,792
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................        167,498          60,789

NET ASSETS:
 Beginning of year .................................................        645,732         584,943
                                                                      -------------   -------------
 End of year .......................................................  $     813,230   $     645,732
                                                                      =============   =============


* Date of initial investment
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                FIDELITY
                                                                               VIP GROWTH
                                                                              OPPORTUNITIES                      FIDELITY
                                                                                 SERVICE                           VIP
                                                                               CLASS 2 (a)                     HIGH INCOME

                                                                         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                       ----------------------------     ---------------------------
                                                                           2003           2002             2003           2002
                                                                       -------------   ------------     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $          31   $          17   $      27,071   $      27,756
  Net realized gain (loss) .........................................            458            (278)           (368)        (36,914)
  Net unrealized gain (loss) .......................................          1,173            (247)         68,470          20,343
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          1,662            (508)         95,173          11,185
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          2,058           5,304          74,593          88,644
  Terminations .....................................................              -               -          (3,615)            (74)
  Mortality and expense risk fees ..................................            (15)             (7)         (1,286)         (1,301)
  Insurance and other charges ......................................         (1,753)         (1,251)        (65,037)        (67,858)
  Transfers between sub-accounts (including fixed account), net ....          1,006              75          19,462         (60,071)
  Other transfers from (to) the General Account ....................           (171)           (306)           (279)          2,300
  Net increase (decrease) in investment by Sponsor .................         (1,791)              -               -               -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...           (666)          3,815          23,838         (38,360)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................            996           3,307         119,011         (27,175)

NET ASSETS:
 Beginning of year .................................................          5,654           2,347         327,272         354,447
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $       6,650   $       5,654   $     446,283   $     327,272
                                                                      =============   =============   =============   =============

                                                                                 FIDELITY
                                                                                   VIP
                                                                               MID CAP (a)

                                                                         YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
                                                                           2003            2002
                                                                       --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         417   $         342
  Net realized gain (loss) .........................................          1,271          (1,164)
  Net unrealized gain (loss) .......................................         38,173          (6,592)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         39,861          (7,414)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         44,312          71,945
  Terminations .....................................................         (6,486)         (2,073)
  Mortality and expense risk fees ..................................           (234)           (140)
  Insurance and other charges ......................................        (19,536)        (14,021)
  Transfers between sub-accounts (including fixed account), net ....          3,769          21,152
  Other transfers from (to) the General Account ....................            (47)            455
  Net increase (decrease) in investment by Sponsor .................         (2,537)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         19,241          77,318
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         59,102          69,904

NET ASSETS:
 Beginning of year .................................................         96,093          26,189
                                                                      -------------   -------------
 End of year .......................................................  $     155,195   $      96,093
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                FIDELITY
                                                                             FIDELITY VIP                          VIP
                                                                               MID CAP                          OVERSEAS
                                                                         SERVICE CLASS 2 (a)
                                                                          YEAR          PERIOD             YEAR ENDED DECEMBER 31,
                                                                         ENDED        FROM 5/1/02*    -----------------------------
                                                                        12/31/03       TO 12/31/02        2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $          60   $           -   $         596   $         111
  Net realized gain (loss) .........................................            829             (29)            911            (555)
  Net unrealized gain (loss) .......................................          8,875             (99)         41,075          (7,027)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          9,764            (128)         42,582          (7,471)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          9,732           9,564          14,591          10,794
  Terminations .....................................................              -               -            (409)              -
  Mortality and expense risk fees ..................................            (79)            (18)           (324)            (99)
  Insurance and other charges ......................................         (5,446)         (1,852)        (13,334)         (6,905)
  Transfers between sub-accounts (including fixed account), net ....          3,171          10,749          50,062          48,346
  Other transfers from (to) the General Account ....................           (357)           (226)              1               7
  Net increase (decrease) in investment by Sponsor .................         (2,337)          2,000          (1,775)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          4,684          20,217          48,812          52,143
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         14,448          20,089          91,394          44,672

NET ASSETS:
 Beginning of year .................................................         20,089               -          55,185          10,513
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      34,537   $      20,089   $     146,579   $      55,185
                                                                      =============   =============   =============   =============

                                                                               FIDELITY
                                                                                 VIP
                                                                                VALUE
                                                                              STRATEGIES
                                                                                SERVICE
                                                                               CLASS 2 (a)
                                                                         YEAR            PERIOD
                                                                        ENDED          FROM 5/1/02*
                                                                        12/31/03       TO 12/31/02
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -
  Net realized gain (loss) .........................................            863             (40)
  Net unrealized gain (loss) .......................................          5,133            (426)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............          5,996            (466)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          3,199           4,906
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................            (38)             (7)
  Insurance and other charges ......................................         (2,914)         (1,003)
  Transfers between sub-accounts (including fixed account), net ....         20,442           2,635
  Other transfers from (to) the General Account ....................           (166)           (350)
  Net increase (decrease) in investment by Sponsor .................         (2,356)          2,000
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         18,167           8,181
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         24,163           7,715

NET ASSETS:

 Beginning of year .................................................          7,715               -
                                                                      -------------   -------------
 End of year .......................................................  $      31,878   $       7,715
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                  FT VIP
                                                                                 FT VIP                         FRANKLIN
                                                                                FRANKLIN                        LARGE CAP
                                                                               GROWTH AND                        GROWTH
                                                                                 INCOME                        SECURITIES
                                                                                 CLASS 2                         CLASS 2

                                                                         YEAR ENDED DECEMBER 31,          YEAR            PERIOD
                                                                      -----------------------------       ENDED        FROM 5/1/02*
                                                                          2003            2002          12/31/03       TO 12/31/02
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         269   $         205   $         174   $          15
  Net realized gain (loss) .........................................           (547)             87             721            (142)
  Net unrealized gain (loss) .......................................          2,188            (663)          6,164            (751)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          1,910            (371)          7,059            (878)
                                                                      -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          3,315           7,161           4,624             583
  Terminations .....................................................              -               -               -               -
  Mortality and expense risk fees ..................................            (24)            (16)            (70)             (6)
  Insurance and other charges ......................................         (1,738)         (2,018)         (4,817)         (1,014)
  Transfers between sub-accounts (including fixed account), net ....         (1,648)          2,616          18,084           4,043
  Other transfers from (to) the General Account ....................             19             (65)             (7)              -
  Net increase (decrease) in investment by Sponsor .................         (1,752)              -          (2,032)          2,000
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         (1,828)          7,678          15,782           5,606
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................             82           7,307          22,841           4,728

NET ASSETS:
 Beginning of year .................................................         10,004           2,697           4,728               -
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      10,086   $      10,004   $      27,569   $       4,728
                                                                      =============   =============   =============   =============

                                                                                 FT VIP
                                                                                FRANKLIN
                                                                                SMALL CAP
                                                                                 CLASS 2
                                                                         YEAR ENDED DECEMBER 31,
                                                                      ------------------------------
                                                                          2003             2002
                                                                      -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $         727
  Net realized gain (loss) .........................................        (26,304)        (16,941)
  Net unrealized gain (loss) .......................................        136,436         (85,655)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............        110,132        (101,869)
                                                                      -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         87,517         133,741
  Terminations .....................................................         (3,451)        (31,929)
  Mortality and expense risk fees ..................................         (1,034)           (648)
  Insurance and other charges ......................................        (52,587)        (41,991)
  Transfers between sub-accounts (including fixed account), net ....        (10,312)        214,626
  Other transfers from (to) the General Account ....................          4,704          (1,638)
  Net increase (decrease) in investment by Sponsor .................         (1,810)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         23,027         272,161
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................        133,159         170,292

NET ASSETS:
 Beginning of year .................................................        350,150         179,858
                                                                      -------------   -------------
 End of year .......................................................  $     483,309   $     350,150
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                 FT VIP
                                                                                  FT VIP                         MUTUAL
                                                                                 FRANKLIN                        SHARES
                                                                                SMALL CAP                      SECURITIES
                                                                             VALUE SECURITIES                    CLASS 2
                                                                                 CLASS 2
                                                                          YEAR            PERIOD         YEAR ENDED DECEMBER 31,
                                                                          ENDED        FROM 5/1/02*   -----------------------------
                                                                        12/31/03       TO 12/31/02        2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $          44   $           7   $       1,314   $         522
  Net realized gain (loss) .........................................            236              11             106            (487)
  Net unrealized gain (loss) .......................................          6,535            (352)         28,103         (10,251)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          6,815            (334)         29,523         (10,216)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          9,745           3,636          60,476          46,486
  Terminations .....................................................              -               -            (456)           (583)
  Mortality and expense risk fees ..................................            (42)            (10)           (311)           (141)
  Insurance and other charges ......................................         (2,970)           (832)        (24,303)        (15,359)
  Transfers between sub-accounts (including fixed account), net ....          3,589          12,612          12,254          47,129
  Other transfers from (to) the General Account ....................             19               1             236             475
  Net increase (decrease) in investment by Sponsor .................         (2,024)          2,000          (2,121)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          8,317          17,407          45,775          78,007
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         15,132          17,073          75,298          67,791

NET ASSETS:
 Beginning of year .................................................         17,073               -          79,792          12,001
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      32,205   $      17,073   $     155,090   $      79,792
                                                                      =============   =============   =============   =============

                                                                                FT VIP
                                                                              TEMPLETON
                                                                               FOREIGN
                                                                              SECURITIES
                                                                               CLASS 2
                                                                         YEAR          PERIOD
                                                                        ENDED        FROM 5/1/02*
                                                                       12/31/03      TO 12/31/02
                                                                      ------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         913   $          52
  Net realized gain (loss) .........................................             (9)           (130)
  Net unrealized gain (loss) .......................................         14,705          (2,161)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         15,609          (2,239)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         14,827          12,824
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................           (112)            (23)
  Insurance and other charges ......................................         (7,767)         (2,649)
  Transfers between sub-accounts (including fixed account), net ....          6,849          31,073
  Other transfers from (to) the General Account ....................            288               -
  Net increase (decrease) in investment by Sponsor .................         (2,012)          2,000
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         12,073          43,225
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         27,682          40,986

NET ASSETS:
 Beginning of year .................................................         40,986               -
                                                                      -------------   -------------
 End of year .......................................................  $      68,668   $      40,986
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                 INVESCO
                                                                                 INVESCO                           VIF
                                                                                   VIF                           HEALTH
                                                                                 DYNAMICS                        SCIENCES

                                                                          YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                          2003             2002           2003            2002
                                                                      -------------     -----------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -   $           -   $           -
  Net realized gain (loss) .........................................            131            (353)           (480)         (2,391)
  Net unrealized gain (loss) .......................................         12,744          (6,795)         30,538         (15,912)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         12,875          (7,148)         30,058         (18,303)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          3,712          15,098          41,061          65,727
  Terminations .....................................................              -               -             (57)         (3,543)
  Mortality and expense risk fees ..................................           (134)            (79)           (329)           (181)
  Insurance and other charges ......................................         (3,688)         (1,891)        (20,371)        (16,761)
  Transfers between sub-accounts (including fixed account), net ....          7,785          15,973           8,464          23,461
  Other transfers from (to) the General Account ....................              -               -            (277)             (3)
  Net increase (decrease) in investment by Sponsor .................         (1,506)              -          (1,933)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          6,169          29,101          26,558          68,700
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         19,044          21,953          56,616          50,397

NET ASSETS:
 Beginning of year .................................................         32,776          10,823          89,623          39,226
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      51,820   $      32,776   $     146,239   $      89,623
                                                                      =============   =============   =============   =============

                                                                                  JANUS
                                                                                  ASPEN
                                                                               GROWTH AND
                                                                                 INCOME
                                                                              SERVICE SHARES

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003             2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         598   $         584
  Net realized gain (loss) .........................................         (1,093)         (1,931)
  Net unrealized gain (loss) .......................................         26,658         (19,772)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         26,163         (21,119)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         30,684          38,895
  Terminations .....................................................           (356)              -
  Mortality and expense risk fees ..................................           (355)           (244)
  Insurance and other charges ......................................        (17,137)        (12,513)
  Transfers between sub-accounts (including fixed account), net ....          9,151          63,811
  Other transfers from (to) the General Account ....................           (772)         (2,052)
  Net increase (decrease) in investment by Sponsor .................         (1,664)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         19,551          87,897
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         45,714          66,778

NET ASSETS:
 Beginning of year .................................................         98,880          32,102
                                                                      -------------   -------------
 End of year .......................................................  $     144,594   $      98,880
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                JANUS                          JANUS ASPEN
                                                                                ASPEN                         INTERNATIONAL
                                                                                GROWTH                            GROWTH
                                                                               SERVICE                           SERVICE
                                                                                SHARES                            SHARES

                                                                          YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                           2003            2002            2003           2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -   $         231   $         160
  Net realized gain (loss) .........................................        (20,726)        (20,611)         (1,921)         (1,060)
  Net unrealized gain (loss) .......................................        171,362        (107,502)          8,864          (4,062)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............        150,636        (128,113)          7,174          (4,962)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        158,271         231,271          10,966          13,141
  Terminations .....................................................         (7,198)         (6,541)         (3,776)              -
  Mortality and expense risk fees ..................................         (1,724)         (1,311)            (54)            (35)
  Insurance and other charges ......................................        (85,567)        (78,315)         (5,566)         (4,346)
  Transfers between sub-accounts (including fixed account), net ....         37,450         180,110          (6,751)         17,946
  Other transfers from (to) the General Account ....................         (5,124)         (2,442)            (62)            191
  Net increase (decrease) in investment by Sponsor .................              -               -          (1,619)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         96,108         322,772          (6,862)         26,897
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................        246,744         194,659             312          21,935

NET ASSETS:
 Beginning of year .................................................        450,667         256,008          29,116           7,181
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $     697,411   $     450,667   $      29,428   $      29,116
                                                                      =============   =============   =============   =============

                                                                             JANUS ASPEN
                                                                                MID CAP
                                                                                GROWTH
                                                                                SERVICE
                                                                              SHARES (a)

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003           2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -
  Net realized gain (loss) .........................................            114          (1,584)
  Net unrealized gain (loss) .......................................          4,564          (1,440)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............          4,678          (3,024)
                                                                      -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          8,138          15,313
  Terminations .....................................................              -            (628)
  Mortality and expense risk fees ..................................            (38)            (20)
  Insurance and other charges ......................................         (4,070)         (3,494)
  Transfers between sub-accounts (including fixed account), net ....           (571)         (1,186)
  Other transfers from (to) the General Account ....................            868            (713)
  Net increase (decrease) in investment by Sponsor .................         (1,477)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          2,850           9,272
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................          7,528           6,248

NET ASSETS:
 Beginning of year .................................................         11,068           4,820
                                                                      -------------   -------------
 End of year .......................................................  $      18,596   $      11,068
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                  MFS                             MFS
                                                                                MID CAP                           NEW
                                                                                 GROWTH                        DISCOVERY
                                                                                SERVICE                         SERVICE
                                                                                 CLASS                           CLASS
                                                                          YEAR            PERIOD         YEAR          PERIOD
                                                                          ENDED        FROM 5/1/02*      ENDED       FROM 5/1/02*
                                                                        12/31/03       TO 12/31/02     12/31/03     TO 12/31/02
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $           -   $           -   $           -   $           -
  Net realized gain (loss) .........................................            623             (87)            455             (48)
  Net unrealized gain (loss) .......................................          3,593            (395)          2,509            (512)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          4,216            (482)          2,964            (560)
                                                                      -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          6,497           6,281           4,472           5,292
  Terminations .....................................................           (394)              -            (393)              -
  Mortality and expense risk fees ..................................            (37)             (9)            (24)             (4)
  Insurance and other charges ......................................         (3,432)         (1,288)         (1,805)           (612)
  Transfers between sub-accounts (including fixed account), net ....          5,083           3,617           2,569             289
  Other transfers from (to) the General Account ....................              -            (294)              -               1
  Net increase (decrease) in investment by Sponsor .................         (1,920)          2,000          (1,993)          2,000
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          5,797          10,307           2,826           6,966
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         10,013           9,825           5,790           6,406

NET ASSETS:
 Beginning of year .................................................          9,825               -           6,406               -
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      19,838   $       9,825   $      12,196   $       6,406
                                                                      =============   =============   =============   =============

                                                                                  MFS
                                                                                 TOTAL
                                                                                 RETURN
                                                                                SERVICE
                                                                                 CLASS
                                                                         YEAR            PERIOD
                                                                         ENDED         FROM 5/1/02*
                                                                        12/31/03       TO 12/31/02
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         615   $           -
  Net realized gain (loss) .........................................            362             (60)
  Net unrealized gain (loss) .......................................          6,178              29
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............          7,155             (31)
                                                                      -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         21,054          13,235
  Terminations .....................................................           (393)              -
  Mortality and expense risk fees ..................................           (121)            (17)
  Insurance and other charges ......................................        (16,619)         (4,097)
  Transfers between sub-accounts (including fixed account), net ....         28,368          23,065
  Other transfers from (to) the General Account ....................            (63)            (15)
  Net increase (decrease) in investment by Sponsor .................         (2,080)          2,000
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         30,146          34,171
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         37,301          34,140

NET ASSETS:

 Beginning of year .................................................         34,140               -
                                                                      -------------   -------------
 End of year .......................................................  $      71,441   $      34,140
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                               OPPENHEIMER
                                                                                  MFS                            CAPITAL
                                                                               UTILITIES                       APPRECIATION
                                                                                SERVICE                          SERVICE
                                                                                 CLASS                           SHARES
                                                                          YEAR          PERIOD            YEAR           PERIOD
                                                                          ENDED       FROM 5/1/02*        ENDED        FROM 5/1/02*
                                                                         12/31/03     TO 12/31/02       12/31/03       TO 12/31/02
                                                                      -------------   -----------     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         114   $           -   $         178   $           -
  Net realized gain (loss) .........................................            340             (24)          1,615             149
  Net unrealized gain (loss) .......................................          1,202            (267)         14,097             139
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          1,656            (291)         15,890             288
                                                                      -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................            703             302          15,160          17,154
  Terminations .....................................................              -               -               -               -
  Mortality and expense risk fees ..................................            (10)              -            (156)            (36)
  Insurance and other charges ......................................         (1,110)           (166)         (8,202)         (2,748)
  Transfers between sub-accounts (including fixed account), net ....          3,783             430          14,860          29,764
  Other transfers from (to) the General Account ....................              -               -            (563)           (364)
  Net increase (decrease) in investment by Sponsor .................         (2,171)          2,000          (2,008)          2,000
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          1,195           2,566          19,091          45,770
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................          2,851           2,275          34,981          46,058

NET ASSETS:
 Beginning of year .................................................          2,275               -          46,058               -
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $       5,126   $       2,275   $      81,039   $      46,058
                                                                      =============   =============   =============   =============

                                                                               OPPENHEIMER
                                                                                 GLOBAL
                                                                               SECURITIES
                                                                                 SERVICE
                                                                                 SHARES
                                                                           YEAR          PERIOD
                                                                          ENDED        FROM 5/1/02*
                                                                         12/31/03      TO 12/31/02
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss) .....................................  $         150   $           -
  Net realized gain (loss) .........................................            425            (125)
  Net unrealized gain (loss) .......................................         12,991            (896)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         13,566          (1,021)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         13,716          10,109
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................            (88)            (15)
  Insurance and other charges ......................................         (5,753)         (1,829)
  Transfers between sub-accounts (including fixed account), net ....         17,774          12,180
  Other transfers from (to) the General Account ....................           (279)             (4)
  Net increase (decrease) in investment by Sponsor .................         (2,123)          2,000
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         23,247          22,441
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         36,813          21,420

NET ASSETS:
 Beginning of year .................................................         21,420               -
                                                                      -------------   -------------
 End of year .......................................................  $      58,233   $      21,420
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                               OPPENHEIMER                      OPPENHEIMER
                                                                                   HIGH                            MAIN
                                                                                  INCOME                          STREET
                                                                                 SERVICE                          SERVICE
                                                                                  SHARES                        SHARES (a)
                                                                          YEAR            PERIOD          YEAR           PERIOD
                                                                          ENDED        FROM 5/1/02*       ENDED        FROM 5/1/02*
                                                                         12/31/03      TO 12/31/02      12/31/03       TO 12/31/02
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       1,435   $           -   $          47   $           -
  Net realized gain (loss) .........................................            575             (19)            170             (37)
  Net unrealized gain (loss) .......................................          3,239             398           1,449            (471)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............          5,249             379           1,666            (508)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          9,574           7,311           3,635           2,277
  Terminations .....................................................              -               -               -               -
  Mortality and expense risk fees ..................................            (65)            (12)            (17)             (3)
  Insurance and other charges ......................................         (5,312)         (1,816)         (1,489)           (448)
  Transfers between sub-accounts (including fixed account), net ....          6,528          12,049           2,296           1,521
  Other transfers from (to) the General Account ....................           (357)              1               -               -
  Net increase (decrease) in investment by Sponsor .................         (2,329)          2,000          (1,987)          2,000
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          8,039          19,533           2,438           5,347
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         13,288          19,912           4,104           4,839

NET ASSETS:
 Beginning of year .................................................         19,912               -           4,839               -
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      33,200   $      19,912   $       8,943   $       4,839
                                                                      =============   =============   =============   =============

                                                                               OPPENHEIMER
                                                                                MULTIPLE
                                                                               STRATEGIES
                                                                                 SERVICE
                                                                                 SHARES
                                                                         YEAR             PERIOD
                                                                        ENDED          FROM 5/1/02*
                                                                      12/31/03         TO 12/31/02
                                                                      ----------      -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         171   $           -
  Net realized gain (loss) .........................................            351            (144)
  Net unrealized gain (loss) .......................................            879              33
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............          1,401            (111)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          4,390           1,246
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................            (12)             (2)
  Insurance and other charges ......................................         (2,132)           (617)
  Transfers between sub-accounts (including fixed account), net ....            519           2,607
  Other transfers from (to) the General Account ....................             32              11
  Net increase (decrease) in investment by Sponsor .................         (2,200)          2,000
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...            597           5,245
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................          1,998           5,134

NET ASSETS:
 Beginning of year .................................................          5,134               -
                                                                      -------------   -------------
 End of year .......................................................  $       7,132   $       5,134
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                  PIONEER
                                                                                  EMERGING
                                                                                  MARKETS                        PIONEER
                                                                                    VCT                         FUND VCT
                                                                                  CLASS II                      CLASS II

                                                                          YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                          2003             2002           2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         145   $          97   $         577   $         395
  Net realized gain (loss) .........................................          1,862             (31)         (1,348)         (2,319)
  Net unrealized gain (loss) .......................................         19,082            (969)         15,007          (7,695)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         21,089            (903)         14,236          (9,619)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         17,905          16,975          33,784          35,333
  Terminations .....................................................         (5,920)              -          (5,921)              -
  Mortality and expense risk fees ..................................           (124)            (71)           (158)            (99)
  Insurance and other charges ......................................         (8,144)         (4,335)        (17,449)        (12,526)
  Transfers between sub-accounts (including fixed account), net ....          1,871          14,388             210          17,863
  Other transfers from (to) the General Account ....................           (160)              3               1             719
  Net increase (decrease) in investment by Sponsor .................         (2,849)              -          (1,742)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          2,579          26,960           8,725          41,290
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         23,668          26,057          22,961          31,671

NET ASSETS:
 Beginning of year .................................................         36,723          10,666          56,661          24,990
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      60,391   $      36,723   $      79,622   $      56,661
                                                                      =============   =============   =============   =============

                                                                                 PIONEER
                                                                                   HIGH
                                                                                  YIELD
                                                                                   VCT
                                                                                 CLASS II

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       8,198   $      17,625
  Net realized gain (loss) .........................................         (3,767)         (4,024)
  Net unrealized gain (loss) .......................................         29,651         (21,394)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         34,082          (7,793)
                                                                      -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         54,601          39,147
  Terminations .....................................................         (4,675)              -
  Mortality and expense risk fees ..................................           (316)           (318)
  Insurance and other charges ......................................        (26,382)        (25,061)
  Transfers between sub-accounts (including fixed account), net ....       (191,153)        193,806
  Other transfers from (to) the General Account ....................            187              19
  Net increase (decrease) in investment by Sponsor .................         (2,662)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...       (170,400)        207,593
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................       (136,318)        199,800

NET ASSETS:
 Beginning of year .................................................        227,898          28,098
                                                                      -------------   -------------
 End of year .......................................................  $      91,580   $     227,898
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                 PIONEER                         SCUDDER
                                                                               REAL ESTATE                     TECHNOLOGY
                                                                                  SHARES                         GROWTH
                                                                                   VCT                          SERIES II
                                                                                CLASS II                         CLASS A

                                                                          YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                           2003           2002             2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       4,607   $       2,844   $           -   $         162
  Net realized gain (loss) .........................................          1,400          (3,155)        (30,912)        (30,218)
  Net unrealized gain (loss) .......................................         22,860          (3,873)         91,763         (43,258)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         28,867          (4,184)         60,851         (73,314)
                                                                      -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         34,574          80,564          42,958          77,749
  Terminations .....................................................              -         (27,187)         (3,498)         (3,324)
  Mortality and expense risk fees ..................................           (277)           (160)           (498)           (548)
  Insurance and other charges ......................................        (26,065)        (17,983)        (29,846)        (33,649)
  Transfers between sub-accounts (including fixed account), net ....          2,406          40,431           3,415          29,328
  Other transfers from (to) the General Account ....................           (901)            283            (155)         (2,804)
  Net increase (decrease) in investment by Sponsor .................         (2,930)              -               -               -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          6,807          75,948          12,376          66,752
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         35,674          71,764          73,227          (6,562)

NET ASSETS:
 Beginning of year .................................................         82,048          10,284         158,310         164,872
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $     117,722   $      82,048   $     231,537   $     158,310
                                                                      =============   =============   =============   =============

                                                                                 SCUDDER
                                                                                VIT EAFE
                                                                                 EQUITY
                                                                                INDEX (a)

                                                                           YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                          2003            2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       1,279   $         408
  Net realized gain (loss) .........................................           (431)           (493)
  Net unrealized gain (loss) .......................................          9,428          (5,178)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............         10,276          (5,263)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................          9,333           9,746
  Terminations .....................................................              -               -
  Mortality and expense risk fees ..................................           (100)            (60)
  Insurance and other charges ......................................         (5,759)         (3,487)
  Transfers between sub-accounts (including fixed account), net ....          2,168          10,789
  Other transfers from (to) the General Account ....................              -             (27)
  Net increase (decrease) in investment by Sponsor .................         (1,622)              -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...          4,020          16,961
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................         14,296          11,698

NET ASSETS:
 Beginning of year .................................................         25,799          14,101
                                                                      -------------   -------------
 End of year .......................................................  $      40,095   $      25,799
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

                                                                                                                SVS DREMAN
                                                                                  SCUDDER                   FINANCIAL SERVICES
                                                                                 VIT SMALL                       SERIES II
                                                                               CAP INDEX (a)                      CLASS A

                                                                          YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------   -----------------------------
                                                                          2003            2002            2003            2002
                                                                      -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $         540   $         215   $         447   $          63
  Net realized gain (loss) .........................................          2,557            (890)            303            (577)
  Net unrealized gain (loss) .......................................         23,042          (4,623)          7,312          (1,331)
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from operations ............         26,139          (5,298)          8,062          (1,845)
                                                                      -------------   -------------   -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................         26,368          20,177          13,442          17,891
  Terminations .....................................................           (264)         (3,143)              -               -
  Mortality and expense risk fees ..................................           (146)            (48)            (97)            (47)
  Insurance and other charges ......................................        (12,160)         (6,287)         (6,290)         (5,095)
  Transfers between sub-accounts (including fixed account), net ....         14,716          11,109             106           8,998
  Other transfers from (to) the General Account ....................            (20)              3              19             (38)
  Net increase (decrease) in investment by Sponsor .................         (2,287)              -          (2,265)              -
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         26,207          21,811           4,915          21,709
                                                                      -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets ............................         52,346          16,513          12,977          19,864

NET ASSETS:
 Beginning of year .................................................         27,478          10,965          26,566           6,702
                                                                      -------------   -------------   -------------   -------------
 End of year .......................................................  $      79,824   $      27,478   $      39,543   $      26,566
                                                                      =============   =============   =============   =============

                                                                              T. ROWE PRICE
                                                                              INTERNATIONAL
                                                                                  STOCK

                                                                         YEAR ENDED DECEMBER 31,
                                                                      -----------------------------
                                                                           2003            2002
                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .....................................  $       7,833   $       5,710
  Net realized gain (loss) .........................................        (26,947)        (18,527)
  Net unrealized gain (loss) .......................................        190,451         (83,965)
                                                                      -------------   -------------
  Net increase (decrease) in net assets from operations ............        171,337         (96,782)
                                                                      -------------   -------------

 FROM POLICY TRANSACTIONS:
  Net premiums .....................................................        235,311         285,590
  Terminations .....................................................        (50,319)         (9,603)
  Mortality and expense risk fees ..................................         (1,837)         (1,388)
  Insurance and other charges ......................................       (123,419)       (100,457)
  Transfers between sub-accounts (including fixed account), net ....        (23,123)        205,620
  Other transfers from (to) the General Account ....................        (10,991)         (1,988)
  Net increase (decrease) in investment by Sponsor .................              -               -
                                                                      -------------   -------------
  Net increase (decrease) in net assets from policy transactions ...         25,622         377,774
                                                                      -------------   -------------
  Net increase (decrease) in net assets ............................        196,959         280,992

NET ASSETS:
 Beginning of year .................................................        532,303         251,311
                                                                      -------------   -------------
 End of year .......................................................  $     729,262   $     532,303
                                                                      =============   =============

* Date of initial investment.
(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT IMO

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account IMO (the "Separate Account"), which funds the Allmerica VUL 2001, Allmerica Select Life Plus, and Allmerica Select Survivorship VUL insurance policies, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on January 10, 2000 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). During 2002 AFC ceased all new sales of proprietary variable annuities and life insurance products. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Sixty-eight Sub-Accounts offered by the Separate Account had activity during the year. Five were merged. Sixty-three Sub-Accounts are currently offered. Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
AIM Variable Insurance Funds (Series II Shares) ("AIM V.I.Series II") AllianceBernstein Variable Products Series Fund, Inc. (Class B)
("AllianceBernstein Class B")
Delaware VIP Trust (Service Class)
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Fidelity Variable Insurance Products Fund (Service Class 2) ("Fidelity VIP Service Class 2")
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") INVESCO Variable Investment Funds, Inc. ("INVESCO VIF")
Janus Aspen Series (Service Shares)
MFS Variable Insurance Trust (Service Class)
Oppenheimer Variable Account Funds (Service Shares)
Pioneer Variable Contracts Trust (Class II) ("Pioneer VCT Class II")
Scudder Investment VIT Funds ("Scudder VIT")
Scudder Variable Series II (Class A) ("Scudder Series II Class A"or "SVS Series II Class A")
T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act. The Sub-Accounts in the AIT Fund Group are managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), a wholly owned subsidiary of AFLIAC.

     On May 1, 2003 the following fund groups were renamed:

OLD NAME                                                           NEW NAME
--------                                                           --------
Alliance Variable Products Series Fund, Inc. (Class B)             AllianceBernstein Variable Products Series Fund, Inc. (Class B)
Deutsche Asset Management VIT Funds                                Scudder Investment VIT Funds
Fidelity Variable Insurance Products Fund II                       Fidelity Variable Insurance Products Fund
Fidelity Variable Insurance Products Fund II (Service Class 2)     Fidelity Variable Insurance Products Fund (Service Class 2)
Fidelity Variable Insurance Products Fund III                      Fidelity Variable Insurance Products Fund
Fidelity Variable Insurance Products Fund III (Service Class 2)    Fidelity Variable Insurance Products Fund (Service Class 2)

SEPARATE ACCOUNT IMO

NOTE 1 - ORGANIZATION (Continued)

     On May 1, 2003 the following Underlying Funds were renamed:

OLD NAME                                                            NEW NAME
--------                                                            --------
Alliance Growth and Income Class B                                  AllianceBernstein Growth and Income Class B
Alliance Premier Growth Class B                                     AllianceBernstein Premier Growth Class B
Alliance Technology Class B                                         AllianceBernstein Technology Class B
Deutsche VIT EAFE Equity Index                                      Scudder VIT EAFE Equity Index
Deutsche VIT Small Cap Index                                        Scudder VIT Small Cap Index
Fidelity VIP II Asset Manager Service Class 2                       Fidelity VIP Asset Manager Service Class 2
Fidelity VIP II Contrafund                                          Fidelity VIP Contrafund
Fidelity VIP II Contrafund Service Class 2                          Fidelity VIP Contrafund Service Class 2
Fidelity VIP III Growth & Income                                    Fidelity VIP Growth & Income
Fidelity VIP III Growth Opportunities Service Class 2               Fidelity VIP Growth Opportunities Service Class 2
Fidelity VIP III Mid Cap                                            Fidelity VIP Mid Cap
Fidelity VIP III Mid Cap Service Class 2                            Fidelity VIP Mid Cap Service Class 2
Fidelity VIP III Value Strategies Service Class 2                   Fidelity VIP Value Strategies Service Class 2
Janus Aspen Aggressive Growth Service Shares                        Janus Aspen Mid Cap Growth Service Shares
Oppenheimer Main Street Growth & Income Service Shares              Oppenheimer Main Street Service Shares

     Pursuant to separate Agreements and Plans of Reorganization approved by the Board of Trustees on January 7, 2003 and then approved by shareholders on March 27, 2003, the following Underlying Funds were merged after the close of business on the effective date shown, at no cost to contract Owners, with the effect of this transaction being reflected in the Transfers Between Sub-Accounts line of the Statement of Changes in Net Assets:

CLOSED FUND                                             SURVIVING FUND                                         DATE
-----------                                             --------------                                         ----
AIT Select Aggressive Growth Service Shares             AIT Select Growth Service Shares                       April 17, 2003
AIT Select Emerging Markets Service Shares              AIT Select International Equity Service Shares         April 30, 2003
AIT Select Growth & Income Service Shares               AIT Equity Index Service Shares                        April 25, 2003
AIT Select Strategic Growth Service Shares              AIT Select Growth Service Shares                       April 17, 2003
AIT Select Strategic Income Service Shares              AIT Select Investment Grade Income Service Shares      April 22, 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

SEPARATE ACCOUNT IMO

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

     Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of AFLIAC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed account), net, are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from(to) the General Account include policy loan activity and death claims.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     AFLIAC makes a Monthly Deduction from Policy Value comprised of the following charges: a Monthly Insurance Protection Charge for the cost of insurance protection under the Policies; a Monthly Expense Charge as reimbursement for underwriting and acquisition costs; a Monthly Administration Fee as reimbursement for expenses related to issuance and maintenance of the Policies; a Monthly Mortality and Expense Risk Charge as compensation for assuming mortality and expense risks for variable interests in the Policies; and Monthly Charges for Optional Benefits added by riders.

     The Monthly Insurance Protection Charge is deducted on each monthly processing date starting with the date of issue. AFLIAC deducts no Monthly Insurance Protection Charge on or after the Final Payment Date. The Monthly Expense Charge is deducted on each monthly processing date for the first 10 years after issue or an increase in Face Amount. The Monthly Administration Fee is deducted on each monthly processing date up to the Final Payment Date. The Monthly Mortality and Expense Risk Charge is deducted on each monthly processing date and continues to be assessed after the Final Payment Date.

     If the charge for mortality and expense risks isn't sufficient to cover mortality experience and expenses, AFLIAC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to AFLIAC. This charge may be increased or decreased, subject to state and federal law; but it may not exceed the maximum limitations.

     The Monthly Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classifications of the Insured.

     The Policy Owner may allocate the Monthly Deduction to any number of Sub-Accounts and to the Fixed Account. In the absence of allocation instructions, or if the Sub-Accounts chosen do not have sufficient funds to cover the Monthly Deduction, AFLIAC makes a pro-rata allocation among the Sub-Accounts in the Policy.

SEPARATE ACCOUNT IMO

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (Continued)

     Details about the Monthly Deduction appear in the table below.

                        MONTHLY        MONTHLY         MONTHLY       CURRENT MORTALITY AND       MAXIMUM ALLOWED          MONTHLY
                       INSURANCE       EXPENSE     ADMINISTRATION     EXPENSE RISK CHARGE     MORTALITY AND EXPENSE     CHARGES FOR
                     PROTECTION (a)   CHARGE (a)        FEE (a)         (ANNUAL RATE) (a)       RISK CHARGE (ANNUAL      OPTIONAL
                                                                                                    RATE) (a)          BENEFITS (a)
Allmerica VUL 2001     Varies by      Varies by        $ 7.50        0.35% for years 1-10;    0.60% for years 1-10;      Varies by
                        Policy         Policy                           .05% year 11 and        0.30% year 11 and         Policy
                                                                           thereafter               thereafter

Allmerica Select       Varies by      Varies by        $ 7.50        0.35% for years 1-10;    0.60% for years 1-10;      Varies by
Life Plus               Policy         Policy                           .05% year 11 and        0.30% year 11 and         Policy
                                                                           thereafter               thereafter

Allmerica Select       Varies by      Varies by   $16.00 for years           0.10%            0.55% for years 1-20;      Varies by
Survivorship VUL        Policy         Policy      1-5; $6.00 year                              0.35% year 21 and         Policy
                                                  6 and thereafter                                  thereafter

(a) Charged to Policy Value.

     A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes on Policies, which currently range up to 4%.

     The disclosures above include charges currently assessed to the Policy owner. There are certain other charges, which may be assessed in future periods, at the discretion of AFLIAC, in accordance with the Policy terms. For further details see the prospectus.

     During the year ended December 31, 2003, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provides for fees ranging from 0.20% to 1.35% based on individual portfolios and average daily net assets. On March 27, 2002, shareholders of the AIT funds approved a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act. Each AIT Fund pays a fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter and general distributor of the Separate Account. On October 27, 2003 AFC announced the cessation of retail sales through VeraVest, which terminated all contracts with its registered representatives by December 19, 2003. However, based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

SEPARATE ACCOUNT IMO

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2003 were as follows:

INVESTMENT PORTFOLIO                                                       PURCHASES           SALES
--------------------                                                       -----------         -----------
AIT Core Equity Service Shares                                             $    83,777         $    30,001
AIT Equity Index Service Shares (b)                                            730,868             227,451
AIT Government Bond Service Shares                                             240,875             115,339
AIT Money Market Service Shares                                              2,059,264           1,505,241
AIT Select Capital Appreciation Service Shares                                 173,788             130,691
AIT Select Growth Service Shares (b)                                           707,680             347,810
AIT Select International Equity Service Shares (b)                             286,550             183,375
AIT Select Investment Grade Income Service Shares (b)                          935,265             324,043
AIT Select Value Opportunity Service Shares                                    165,640             215,243
AIM V.I. Aggressive Growth Series I                                             79,907              57,211
AIM V.I. Basic Value Series II                                                  70,952              49,347
AIM V.I. Blue Chip Series I                                                     46,473              17,179
AIM V.I. Capital Development Series II                                             505               2,226
AIM V.I. Premier Equity Series I                                                72,557              42,759
AllianceBernstein Growth & Income Class B (a)                                  184,784             118,317
AllianceBernstein Premier Growth Class B (a)                                   168,975              40,616
AllianceBernstein Small Cap Value Class B                                       14,254               8,349
AllianceBernstein Technology Class B (a)                                        17,161               7,361
AllianceBernstein Value Class B                                                 11,504               4,067
Delaware VIP Growth Opportunities Service Class                                  3,184               6,487
Delaware VIP International Value Equity Service Class                           38,896              16,192
Fidelity VIP Asset Manager Service Class 2 (a)                                  32,844              16,303
Fidelity VIP Contrafund (a)                                                     79,466              33,372
Fidelity VIP Contrafund Service Class 2 (a)                                     33,356              19,026
Fidelity VIP Equity-Income                                                     441,817             360,001
Fidelity VIP Growth & Income (a)                                                25,966              12,766
Fidelity VIP Growth                                                            176,750             196,491
Fidelity VIP Growth Opportunities Service Class 2 (a)                            6,128               6,763
Fidelity VIP High Income                                                       121,352              70,443
Fidelity VIP Mid Cap (a)                                                        47,037              27,379
Fidelity VIP Mid Cap Service Class 2 (a)                                        13,505               8,761
Fidelity VIP Overseas                                                           61,956              12,548
Fidelity VIP Value Strategies Service Class 2 (a)                               24,072               5,752
FT VIP Franklin Growth and Income Class 2                                        5,424               6,983
FT VIP Franklin Large Cap Growth Securities Class 2                             22,494               6,538
FT VIP Franklin Small Cap Class 2                                              182,895             159,868
FT VIP Franklin Small Cap Value Securities Class 2                              15,394               7,033
FT VIP Mutual Shares Securities Class 2                                         65,955              18,866
FT VIP Templeton Foreign Securities Class 2                                     27,338              14,352
INVESCO VIF Dynamics                                                            14,850               8,681
INVESCO VIF Health Sciences                                                     40,582              14,024

SEPARATE ACCOUNT IMO

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS (Continued)

INVESTMENT PORTFOLIO                                                       PURCHASES           SALES
--------------------                                                       -----------         -----------
Janus Aspen Growth and Income Service Shares                               $    43,306         $    23,157
Janus Aspen Growth Service Shares                                              183,107              86,999
Janus Aspen International Growth Service Shares                                 10,127              16,758
Janus Aspen Mid Cap Growth Service Shares (a)                                    7,895               5,045
MFS Mid Cap Growth Service Class                                                11,252               5,455
MFS New Discovery Service Class                                                  7,058               4,232
MFS Total Return Service Class                                                  51,471              20,710
MFS Utilities Service Class                                                      4,151               2,842
Oppenheimer Capital Appreciation Service Shares                                 38,041              18,772
Oppenheimer Global Securities Service Shares                                    32,426               9,029
Oppenheimer High Income Service Shares                                          18,530               9,056
Oppenheimer Main Street Service Shares (a)                                       5,997               3,512
Oppenheimer Multiple Strategies Service Shares                                   5,896               5,128
Pioneer Emerging Markets VCT Class II                                           22,758              20,034
Pioneer Fund VCT Class II                                                       33,097              23,795
Pioneer High Yield VCT Class II                                                 88,508             250,710
Pioneer Real Estate Shares VCT Class II                                         42,503              31,089
Scudder Technology Growth Series II Class A                                     75,463              63,087
Scudder VIT EAFE Equity Index (a)                                               14,594               9,295
Scudder VIT Small Cap Index (a)                                                 43,408              16,661
SVS Dreman Financial Services Series II Class A                                 14,664               9,302
T. Rowe Price International Stock                                              193,277             159,219

(a)  Name changed. See Note 1.
(b)  Fund merger. See Note 1.

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2003 is as follows:

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS             UNIT          NET ASSETS
                                                              (000s)             VALUE           (000s)
                                                          --------------   --------------   --------------
AIT CORE EQUITY SERVICE SHARES
2003                                                                 258   $     0.858097   $          221
2002                                                                 189         0.672095              127
2001                                                                  56         0.877969               49
AIT EQUITY INDEX SERVICE SHARES (b)
2003                                                               2,796         0.802145            2,243
2002                                                               2,059         0.627532            1,292
2001                                                                 555         0.806771              448
AIT GOVERNMENT BOND SERVICE SHARES
2003                                                                 505         1.168413              590
2002                                                                 417         1.149229              479
2001                                                                  40         1.051655               42
AIT MONEY MARKET SERVICE SHARES
2003                                                               3,851         1.135240            4,371
2002                                                               3,389         1.126269            3,817
2001                                                               2,219         1.107832            2,458
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2003                                                                 554         1.153931              639
2002                                                                 520         0.825947              430
2001                                                                 379         1.053478              399
AIT SELECT GROWTH SERVICE SHARES (b)
2003                                                               1,967         0.577783            1,136
2002                                                               1,196         0.457465              547
2001                                                                 835         0.631840              528
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (b)
2003                                                               1,191         0.768906              916
2002                                                               1,022         0.601793              615
2001                                                                 582         0.746339              435

                                                                    FOR THE YEAR ENDED DECEMBER 31
                                                                    ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)       TOTAL (3)
                                                              RATIO            RATIO            RETURN
                                                          --------------   --------------   --------------
AIT CORE EQUITY SERVICE SHARES
2003                                                                0.90%             N/A            27.67%
2002                                                                1.02              N/A           -23.45
2001                                                                1.32              N/A           -12.20(c)
AIT EQUITY INDEX SERVICE SHARES (b)
2003                                                                1.33              N/A            27.83
2002                                                                1.40              N/A           -22.22
2001                                                                1.12              N/A           -12.01
AIT GOVERNMENT BOND SERVICE SHARES
2003                                                                4.12              N/A             1.67
2002                                                                4.87              N/A             9.28
2001                                                                5.74              N/A             5.17(c)
AIT MONEY MARKET SERVICE SHARES
2003                                                                0.78              N/A             0.80
2002                                                                1.59              N/A             1.66
2001                                                                3.45              N/A             4.28
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES
2003                                                                 N/A              N/A            39.71
2002                                                                 N/A              N/A           -21.60
2001                                                                 N/A              N/A            -1.13
AIT SELECT GROWTH SERVICE SHARES (b)
2003                                                                0.05              N/A            26.30
2002                                                                0.18              N/A           -27.60
2001                                                                 N/A              N/A           -24.70
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (b)
2003                                                                0.86              N/A            27.77
2002                                                                1.77              N/A           -19.37
2001                                                                1.74              N/A           -21.52

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS             UNIT          NET ASSETS
                                                              (000s)             VALUE            (000s)
                                                          --------------   --------------   --------------
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (b)
2003                                                               1,312   $     1.332794   $        1,749
2002                                                                 903         1.290117            1,164
2001                                                                 451         1.193056              538
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2003                                                                 424         1.716762              729
2002                                                                 458         1.240200              568
2001                                                                 298         1.482011              442
AIM V.I. AGGRESSIVE GROWTH SERIES I
2003                                                                 250         0.851981              213
2002                                                                 231         0.672563              155
2001                                                                  19         0.869668               16
AIM V.I. BASIC VALUE SERIES II
2003                                                                 175         1.020198              178
2002                                                                 153         0.765385              117
2001                                                                 N/A              N/A              N/A
AIM V.I. BLUE CHIP SERIES I
2003                                                                 133         0.801332              106
2002                                                                  92         0.640335               59
2001                                                                  50         0.867200               44
AIM V.I. CAPITAL DEVELOPMENT SERIES II
2003                                                                   2         1.010397                2
2002                                                                   4         0.748207                3
2001                                                                 N/A              N/A              N/A
AIM V.I. PREMIER EQUITY SERIES I
2003                                                                 347         0.779297              270
2002                                                                 307         0.623035              191
2001                                                                 130         0.893346              116

                                                                    FOR THE YEAR ENDED DECEMBER 31
                                                                    ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)       TOTAL (3)
                                                              RATIO            RATIO            RETURN
                                                          --------------   --------------   --------------
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (b)
2003                                                                4.66%             N/A             3.31%
2002                                                                5.75              N/A             8.14
2001                                                                7.55              N/A             7.94
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES
2003                                                                0.13              N/A            38.43
2002                                                                0.70              N/A           -16.32
2001                                                                0.62              N/A            12.68
AIM V.I. AGGRESSIVE GROWTH SERIES I
2003                                                                 N/A              N/A            26.68
2002                                                                 N/A              N/A           -22.66
2001                                                                 N/A              N/A           -13.03(c)
AIM V.I. BASIC VALUE SERIES II
2003                                                                 N/A              N/A            33.29
2002                                                                 N/A              N/A           -23.46(d)
2001                                                                 N/A              N/A              N/A
AIM V.I. BLUE CHIP SERIES I
2003                                                                 N/A              N/A            25.14
2002                                                                 N/A              N/A           -26.16
2001                                                                0.07              N/A           -13.28(c)
AIM V.I. CAPITAL DEVELOPMENT SERIES II
2003                                                                 N/A              N/A            35.04
2002                                                                 N/A              N/A           -25.18(d)
2001                                                                 N/A              N/A              N/A
AIM V.I. PREMIER EQUITY SERIES I
2003                                                                0.34              N/A            25.08
2002                                                                0.48              N/A           -30.26
2001                                                                0.59              N/A           -10.67(c)

SEPARATE ACCOUNT IMO

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS             UNIT          NET ASSETS
                                                              (000s)           VALUE            (000s)
                                                          --------------   --------------   --------------
ALLIANCEBERNSTEIN GROWTH & INCOME CLASS B (a)
2003                                                                 756   $     0.960364   $          726
2002                                                                 680         0.726540              494
2001                                                                 207         0.934635              194
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B (a)
2003                                                                 680         0.736597              501
2002                                                                 483         0.597077              288
2001                                                                  91         0.863317               78
ALLIANCEBERNSTEIN SMALL CAP VALUE CLASS B
2003                                                                  22         1.175373               26
2002                                                                  16         0.834238               13
2001                                                                 N/A              N/A              N/A
ALLIANCEBERNSTEIN TECHNOLOGY CLASS B (a)
2003                                                                  16         0.983541               16
2002                                                                   4         0.684026                3
2001                                                                 N/A              N/A              N/A
ALLIANCEBERNSTEIN VALUE CLASS B
2003                                                                  16         1.091153               18
2002                                                                   8         0.849418                7
2001                                                                 N/A              N/A              N/A
DELAWARE VIP GROWTH OPPORTUNITIES SERVICE CLASS
2003                                                                   9         1.031792                9
2002                                                                  13         0.732506               10
2001                                                                   8         0.977794                7
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERVICE CLASS
2003                                                                  89         1.154022              103
2002                                                                  62         0.806390               50
2001                                                                   6         0.901427                6

                                                                    FOR THE YEAR ENDED DECEMBER 31
                                                                    ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)       TOTAL (3)
                                                              RATIO            RATIO           RETURN
                                                          --------------   --------------   --------------
ALLIANCEBERNSTEIN GROWTH & INCOME CLASS B (a)
2003                                                                0.86%             N/A            32.18%
2002                                                                0.54              N/A           -22.26
2001                                                                0.04              N/A            -6.54(c)
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B (a)
2003                                                                 N/A              N/A            23.37
2002                                                                 N/A              N/A           -30.84
2001                                                                 N/A              N/A           -13.67(c)
ALLIANCEBERNSTEIN SMALL CAP VALUE CLASS B
2003                                                                0.56              N/A            40.89
2002                                                                0.07              N/A           -16.58(d)
2001                                                                 N/A              N/A              N/A
ALLIANCEBERNSTEIN TECHNOLOGY CLASS B (a)
2003                                                                 N/A              N/A            43.79
2002                                                                 N/A              N/A           -31.60(d)
2001                                                                 N/A              N/A              N/A
ALLIANCEBERNSTEIN VALUE CLASS B
2003                                                                0.83              N/A            28.46
2002                                                                0.13              N/A           -15.06(d)
2001                                                                 N/A              N/A              N/A
DELAWARE VIP GROWTH OPPORTUNITIES SERVICE CLASS
2003                                                                 N/A              N/A            40.86
2002                                                                8.69              N/A           -25.09
2001                                                                 N/A              N/A            -2.22(c)
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERVICE CLASS
2003                                                                2.38              N/A            43.11
2002                                                                2.71              N/A           -10.54
2001                                                                 N/A              N/A            -9.86(c)

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                               UNITS            UNIT          NET ASSETS
                                                              (000s)           VALUE            (000s)
                                                          --------------   --------------   --------------
FIDELITY VIP ASSET MANAGER SERVICE CLASS 2 (a)
2003                                                                  91   $     1.044940   $           95
2002                                                                  76         0.888074               68
2001                                                                  29         0.976210               28
FIDELITY VIP CONTRAFUND (a)
2003                                                                 193         1.113641              215
2002                                                                 148         0.866896              128
2001                                                                  66         0.956292               63
FIDELITY VIP CONTRAFUND SERVICE CLASS 2 (a)
2003                                                                  72         1.106824               79
2002                                                                  58         0.863387               50
2001                                                                   6         0.955113                5
FIDELITY VIP EQUITY-INCOME
2003                                                               1,541         1.127225            1,737
2002                                                               1,489         0.864907            1,288
2001                                                                 525         1.041389              546
FIDELITY VIP GROWTH & INCOME (a)
2003                                                                  85         0.982227               84
2002                                                                  71         0.793567               56
2001                                                                  26         0.951661               24
FIDELITY VIP GROWTH
2003                                                               1,197         0.679593              813
2002                                                               1,262         0.511563              646
2001                                                                 799         0.731892              585
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS 2 (a)
2003                                                                   7         0.929549                7
2002                                                                   8         0.718326                6
2001                                                                   3         0.921003                2

                                                                    FOR THE YEAR ENDED DECEMBER 31
                                                                    ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)       TOTAL (3)
                                                              RATIO            RATIO            RETURN
                                                          --------------   --------------   --------------
FIDELITY VIP ASSET MANAGER SERVICE CLASS 2 (a)
2003                                                                3.10%             N/A            17.66%
2002                                                                2.62              N/A            -9.03
2001                                                                 N/A              N/A            -2.38(c)
FIDELITY VIP CONTRAFUND (a)
2003                                                                0.40              N/A            28.46
2002                                                                0.60              N/A            -9.35
2001                                                                 N/A              N/A            -4.37(c)
FIDELITY VIP CONTRAFUND SERVICE CLASS 2 (a)
2003                                                                0.29              N/A            28.20
2002                                                                0.13              N/A            -9.60
2001                                                                 N/A              N/A            -4.49(c)
FIDELITY VIP EQUITY-INCOME
2003                                                                1.61              N/A            30.33
2002                                                                1.00              N/A           -16.95
2001                                                                0.85              N/A            -4.96
FIDELITY VIP GROWTH & INCOME (a)
2003                                                                1.08              N/A            23.77
2002                                                                0.86              N/A           -16.61
2001                                                                 N/A              N/A            -4.83(c)
FIDELITY VIP GROWTH
2003                                                                0.26              N/A            32.85
2002                                                                0.21              N/A           -30.10
2001                                                                0.05              N/A           -17.65
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS 2 (a)
2003                                                                0.51              N/A            29.40
2002                                                                0.45              N/A           -22.01
2001                                                                 N/A              N/A            -7.90(c)

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS             UNIT          NET ASSETS
                                                              (000s)           VALUE             (000s)
                                                          --------------   --------------   --------------
FIDELITY VIP HIGH INCOME
2003                                                                 491   $     0.909720   $          446
2002                                                                 458         0.714820              327
2001                                                                 513         0.691037              354
FIDELITY VIP MID CAP (a)
2003                                                                 119         1.299935              155
2002                                                                 102         0.937656               96
2001                                                                  25         1.039789               26
FIDELITY VIP MID CAP SERVICE CLASS 2 (a)
2003                                                                  29         1.196710               35
2002                                                                  23         0.865604               20
2001                                                                 N/A              N/A              N/A
FIDELITY VIP OVERSEAS
2003                                                                 158         0.926644              147
2002                                                                  85         0.646341               55
2001                                                                  13         0.810755               11
FIDELITY VIP VALUE STRATEGIES SERVICE CLASS 2 (a)
2003                                                                  27         1.189193               32
2002                                                                  10         0.755709                8
2001                                                                 N/A              N/A              N/A
FT VIP FRANKLIN GROWTH AND INCOME CLASS 2
2003                                                                  11         0.921908               10
2002                                                                  14         0.733450               10
2001                                                                   3         0.790107                3
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2003                                                                  26         1.050035               28
2002                                                                   6         0.827162                5
2001                                                                 N/A              N/A              N/A

                                                                    FOR THE YEAR ENDED DECEMBER 31
                                                                    ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)      TOTAL (3)
                                                              RATIO            RATIO           RETURN
                                                          --------------   --------------   --------------
FIDELITY VIP HIGH INCOME
2003                                                                6.73%             N/A            27.27%
2002                                                                9.53              N/A             3.44
2001                                                                7.99              N/A           -11.73
FIDELITY VIP MID CAP (a)
2003                                                                0.37              N/A            38.64
2002                                                                0.51              N/A            -9.82
2001                                                                 N/A              N/A             3.98(c)
FIDELITY VIP MID CAP SERVICE CLASS 2 (a)
2003                                                                0.23              N/A            38.25
2002                                                                 N/A              N/A           -13.44(d)
2001                                                                 N/A              N/A              N/A
FIDELITY VIP OVERSEAS
2003                                                                0.60              N/A            43.37
2002                                                                0.34              N/A           -20.28
2001                                                                 N/A              N/A           -18.92(c)
FIDELITY VIP VALUE STRATEGIES SERVICE CLASS 2 (a)
2003                                                                 N/A              N/A            57.36
2002                                                                 N/A              N/A           -24.43(d)
2001                                                                 N/A              N/A              N/A
FT VIP FRANKLIN GROWTH AND INCOME CLASS 2
2003                                                                2.98              N/A            25.69
2002                                                                3.09              N/A            -7.17
2001                                                                1.11              N/A           -20.99
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2003                                                                0.75              N/A            26.94
2002                                                                0.50              N/A           -17.28(d)
2001                                                                 N/A              N/A              N/A

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS             UNIT          NET ASSETS
                                                              (000s)           VALUE             (000s)
                                                          --------------   --------------   --------------
FT VIP FRANKLIN SMALL CAP CLASS 2
2003                                                                 527   $     0.917189   $          483
2002                                                                 524         0.668290              350
2001                                                                 192         0.937062              180
FT VIP FRANKLIN SMALL CAP VALUE SECURITIES CLASS 2
2003                                                                  30         1.058854               32
2002                                                                  21         0.801405               17
2001                                                                 N/A              N/A              N/A
FT VIP MUTUAL SHARES SECURITIES CLASS 2
2003                                                                 142         1.095132              155
2002                                                                  91         0.875085               80
2001                                                                  12         0.992278               12
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2003                                                                  66         1.047266               69
2002                                                                  52         0.792123               41
2001                                                                 N/A              N/A              N/A
INVESCO VIF DYNAMICS
2003                                                                  68         0.764276               52
2002                                                                  59         0.554543               33
2001                                                                  13         0.814288               11
INVESCO VIF HEALTH SCIENCES
2003                                                                 147         0.991483              146
2002                                                                 116         0.775913               90
2001                                                                  38         1.027036               39
JANUS ASPEN GROWTH AND INCOME SERVICE SHARES
2003                                                                 168         0.861875              145
2002                                                                 142         0.697810               99
2001                                                                  36         0.891990               32

                                                                   FOR THE YEAR ENDED DECEMBER 31
                                                                   ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)       TOTAL (3)
                                                               RATIO           RATIO            RETURN
                                                          --------------   --------------   --------------
FT VIP FRANKLIN SMALL CAP CLASS 2
2003                                                                 N/A%             N/A            37.24%
2002                                                                0.25              N/A           -28.68
2001                                                                0.03              N/A            -6.29(c)
FT VIP FRANKLIN SMALL CAP VALUE SECURITIES CLASS 2
2003                                                                0.20              N/A            32.12
2002                                                                0.11              N/A           -19.86(d)
2001                                                                 N/A              N/A              N/A
FT VIP MUTUAL SHARES SECURITIES CLASS 2
2003                                                                1.09              N/A            25.15
2002                                                                0.99              N/A           -11.81
2001                                                                1.54              N/A            -0.77(c)
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2003                                                                1.80              N/A            32.21
2002                                                                0.46              N/A           -20.79(d)
2001                                                                 N/A              N/A              N/A
INVESCO VIF DYNAMICS
2003                                                                 N/A              N/A            37.82
2002                                                                 N/A              N/A           -31.90
2001                                                                 N/A              N/A           -18.57(c)
INVESCO VIF HEALTH SCIENCES
2003                                                                 N/A              N/A            27.78
2002                                                                 N/A              N/A           -24.45
2001                                                                1.96              N/A             2.70(c)
JANUS ASPEN GROWTH AND INCOME SERVICE SHARES
2003                                                                0.50              N/A            23.51
2002                                                                0.70              N/A           -21.77
2001                                                                1.38              N/A           -10.80(c)

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS            UNIT           NET ASSETS
                                                              (000s)           VALUE            (000s)
                                                          --------------   --------------   --------------
JANUS ASPEN GROWTH SERVICE SHARES
2003                                                               1,182   $     0.589856   $          697
2002                                                               1,005         0.448589              451
2001                                                                 418         0.612152              256
JANUS ASPEN INTERNATIONAL GROWTH SERVICE SHARES
2003                                                                  35         0.839907               29
2002                                                                  47         0.624309               29
2001                                                                   9         0.840909                7
JANUS ASPEN MID CAP GROWTH SERVICE SHARES (a)
2003                                                                  25         0.752319               19
2002                                                                  20         0.558254               11
2001                                                                   6         0.776628                5
MFS MID CAP GROWTH SERVICE CLASS
2003                                                                  20         0.979200               20
2002                                                                  14         0.716800               10
2001                                                                 N/A              N/A              N/A
MFS NEW DISCOVERY SERVICE CLASS
2003                                                                  12         1.006540               12
2002                                                                   8         0.754358                6
2001                                                                 N/A              N/A              N/A
MFS TOTAL RETURN SERVICE CLASS
2003                                                                  66         1.074933               71
2002                                                                  37         0.926631               34
2001                                                                 N/A              N/A              N/A
MFS UTILITIES SERVICE CLASS
2003                                                                   4         1.145390                5
2002                                                                   3         0.844858                2
2001                                                                 N/A              N/A              N/A

                                                                     FOR THE YEAR ENDED DECEMBER 31
                                                                     ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)      TOTAL (3)
                                                              RATIO            RATIO           RETURN
                                                          --------------   --------------   --------------
JANUS ASPEN GROWTH SERVICE SHARES
2003                                                                 N/A%             N/A            31.49%
2002                                                                 N/A              N/A           -26.72
2001                                                                 N/A              N/A           -24.90
JANUS ASPEN INTERNATIONAL GROWTH SERVICE SHARES
2003                                                                0.97              N/A            34.53
2002                                                                1.01              N/A           -25.76
2001                                                                0.98              N/A           -15.91(c)
JANUS ASPEN MID CAP GROWTH SERVICE SHARES (a)
2003                                                                 N/A              N/A            34.76
2002                                                                 N/A              N/A           -28.12
2001                                                                 N/A              N/A           -22.34(c)
MFS MID CAP GROWTH SERVICE CLASS
2003                                                                 N/A              N/A            36.61
2002                                                                 N/A              N/A           -28.32(d)
2001                                                                 N/A              N/A              N/A
MFS NEW DISCOVERY SERVICE CLASS
2003                                                                 N/A              N/A            33.43
2002                                                                 N/A              N/A           -24.56(d)
2001                                                                 N/A              N/A              N/A
MFS TOTAL RETURN SERVICE CLASS
2003                                                                1.35              N/A            16.00
2002                                                                 N/A              N/A            -7.34(d)
2001                                                                 N/A              N/A              N/A
MFS UTILITIES SERVICE CLASS
2003                                                                2.12              N/A            35.57
2002                                                                 N/A              N/A           -15.51(d)
2001                                                                 N/A              N/A              N/A

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS            UNIT           NET ASSETS
                                                              (000s)           VALUE            (000s)
                                                          --------------   --------------   --------------
OPPENHEIMER CAPITAL APPRECIATION SERVICE SHARES
2003                                                                  78   $     1.035892   $           81
2002                                                                  58         0.792650               46
2001                                                                 N/A              N/A              N/A
OPPENHEIMER GLOBAL SECURITIES SERVICE SHARES
2003                                                                  52         1.110226               58
2002                                                                  28         0.777139               21
2001                                                                 N/A              N/A              N/A
OPPENHEIMER HIGH INCOME SERVICE SHARES
2003                                                                  28         1.182623               33
2002                                                                  21         0.955342               20
2001                                                                 N/A              N/A              N/A
OPPENHEIMER MAIN STREET SERVICE SHARES (a)
2003                                                                   9         1.027383                9
2002                                                                   6         0.812570                5
2001                                                                 N/A              N/A              N/A
OPPENHEIMER MULTIPLE STRATEGIES SERVICE SHARES
2003                                                                   6         1.129123                7
2002                                                                   6         0.905583                5
2001                                                                 N/A              N/A              N/A
PIONEER EMERGING MARKETS VCT CLASS II
2003                                                                  40         1.519540               60
2002                                                                  38         0.962541               37
2001                                                                  11         0.976442               11
PIONEER FUND VCT CLASS II
2003                                                                  88         0.904442               80
2002                                                                  77         0.732722               57
2001                                                                  28         0.907413               25

                                                                     FOR THE YEAR ENDED DECEMBER 31
                                                                     ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)       TOTAL (3)
                                                              RATIO            RATIO            RETURN
                                                          --------------   --------------   --------------
OPPENHEIMER CAPITAL APPRECIATION SERVICE SHARES
2003                                                                0.31%             N/A            30.69%
2002                                                                 N/A              N/A           -20.74(d)
2001                                                                 N/A              N/A              N/A
OPPENHEIMER GLOBAL SECURITIES SERVICE SHARES
2003                                                                0.45              N/A            42.86
2002                                                                 N/A              N/A           -22.29(d)
2001                                                                 N/A              N/A              N/A
OPPENHEIMER HIGH INCOME SERVICE SHARES
2003                                                                5.63              N/A            23.79
2002                                                                 N/A              N/A            -4.47(d)
2001                                                                 N/A              N/A              N/A
OPPENHEIMER MAIN STREET SERVICE SHARES (a)
2003                                                                0.70              N/A            26.44
2002                                                                 N/A              N/A           -18.74(d)
2001                                                                 N/A              N/A              N/A
OPPENHEIMER MULTIPLE STRATEGIES SERVICE SHARES
2003                                                                2.68              N/A            24.68
2002                                                                 N/A              N/A            -9.44(d)
2001                                                                 N/A              N/A              N/A
PIONEER EMERGING MARKETS VCT CLASS II
2003                                                                0.34              N/A            57.87
2002                                                                0.41              N/A            -1.42
2001                                                                 N/A              N/A            -2.36(c)
PIONEER FUND VCT CLASS II
2003                                                                0.91              N/A            23.44
2002                                                                0.92              N/A           -19.25
2001                                                                0.98              N/A            -9.26(c)

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

                                                                           AT DECEMBER 31
                                                                           --------------
                                                              UNITS            UNIT           NET ASSETS
                                                              (000s)           VALUE            (000s)
                                                          --------------   --------------   --------------
PIONEER HIGH YIELD VCT CLASS II
2003                                                                  67   $     1.354761   $           92
2002                                                                 222         1.023661              228
2001                                                                  27         1.051781               28
PIONEER REAL ESTATE SHARES VCT CLASS II
2003                                                                  79         1.492551              118
2002                                                                  74         1.110055               82
2001                                                                   9         1.085369               10
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2003                                                                 503         0.460385              232
2002                                                                 504         0.314036              158
2001                                                                 338         0.487025              165
SCUDDER VIT EAFE EQUITY INDEX (a)
2003                                                                  47         0.851663               40
2002                                                                  40         0.638648               26
2001                                                                  17         0.814566               14
SCUDDER VIT SMALL CAP INDEX (a)
2003                                                                  68         1.169050               80
2002                                                                  34         0.798400               27
2001                                                                  11         1.005311               11
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2003                                                                  34         1.173417               40
2002                                                                  29         0.915782               27
2001                                                                   7         1.000969                7
T ROWE PRICE INTERNATIONAL STOCK
2003                                                               1,041         0.700366              729
2002                                                                 992         0.536575              532
2001                                                                 383         0.656696              251

                                                                    FOR THE YEAR ENDED DECEMBER 31
                                                                    ------------------------------
                                                          INVESTMENT (1)
                                                              INCOME         EXPENSE (2)      TOTAL (3)
                                                              RATIO            RATIO           RETURN
                                                          --------------   --------------   --------------
PIONEER HIGH YIELD VCT CLASS II
2003                                                                7.27%             N/A            32.34%
2002                                                                8.58              N/A            -2.67
2001                                                                8.59              N/A             5.18(c)
PIONEER REAL ESTATE SHARES VCT CLASS II
2003                                                                4.77              N/A            34.46
2002                                                                4.88              N/A             2.27
2001                                                                6.20              N/A             8.54(c)
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2003                                                                 N/A              N/A            46.60
2002                                                                0.10              N/A           -35.52
2001                                                                0.16              N/A           -32.41
SCUDDER VIT EAFE EQUITY INDEX (a)
2003                                                                3.94              N/A            33.35
2002                                                                2.02              N/A           -21.60
2001                                                                 N/A              N/A           -18.54(c)
SCUDDER VIT SMALL CAP INDEX (a)
2003                                                                0.90              N/A            46.42
2002                                                                1.07              N/A           -20.58
2001                                                                1.23              N/A             0.53(c)
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2003                                                                1.38              N/A            28.13
2002                                                                0.38              N/A            -8.51
2001                                                                 N/A              N/A             0.10(c)
T ROWE PRICE INTERNATIONAL STOCK
2003                                                                1.31              N/A            30.53
2002                                                                1.28              N/A           -18.29
2001                                                                2.78              N/A           -22.21

SEPARATE ACCOUNT IMO

NOTE 5 -  FINANCIAL HIGHLIGHTS (Continued)

(a) Name changed. See Note 1.
(b) Fund merger.  See Note 1.
(c) Start date of 5/1/2001.
(d) Start date of 5/1/2002.

(1) THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

(2) THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED.

(3) THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

NOTE 6 - NEW ACCOUNTING PRONOUNCEMENT

     Statement of Position (SOP) 03-5 "Financial Highlights of Separate
Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.